UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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loanDepot, Inc.
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NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

loanDepot®

Dear Fellow Stockholders,

You are cordially invited to attend our annual meeting of stockholders at 9:00 a.m., Pacific Time, on June 4, 2026. This year’s annual meeting of stockholders will be held entirely online via live webcast at www.virtualshareholdermeeting.com/LDI2026. We have designed the format of the annual meeting to provide stockholders substantially the same rights and opportunities to participate as they would have at an in-person meeting.

With this letter, we are including the notice for the annual meeting, the proxy statement, and the proxy card. A copy of our 2025 annual report is also being made available to you. More information regarding how to vote, participate in, and submit questions for the annual meeting can be found in the proxy statement.

We have made arrangements for you to vote your proxy over the Internet or by telephone, as well as by mail with the traditional proxy card. The proxy card contains instructions on these methods of voting.

Your vote is important. Whether or not you plan to participate in the virtual annual meeting on June 4, 2026, we hope you will read the enclosed proxy statement and vote as soon as possible.

Thank you for your continued support of loanDepot!

Sincerely,

Anthony Hsieh
Executive Chairman, Chief Executive Officer and President

loanDepot, Inc.
6561 Irvine Center Drive
Irvine, California 92618
Notice of Annual Meeting of Stockholders
Meeting Date: June 4, 2026
Time: 9:00 a.m., Pacific Time (access begins at 8:45 a.m., Pacific Time)
Location: www.virtualshareholdermeeting.com/LDI2026

ITEMS OF BUSINESS

1.To elect the three (3) Class II director nominees named in this proxy statement;
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers; and
4.To consider such other business as may properly come before the meeting.

IMPORTANT MEETING INFORMATION
The board of directors has fixed the close of business on April 7, 2026, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.
We will furnish our proxy materials over the Internet as permitted by the rules of the U.S. Securities and Exchange Commission. As a result, we are sending to certain of our stockholders a Notice of Internet Availability of Proxy Materials rather than a full paper set of the proxy materials. Such notice contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials. This process will reduce the costs associated with printing and distributing our proxy materials. We first began sending our stockholders a Notice of Internet Availability of Proxy Materials, and made our proxy materials available, on or about April 23, 2026.
Prior to the meeting, questions can be submitted at www.proxyvote.com. During the meeting questions can only be submitted in the question box provided at www.virtualshareholdermeeting.com/LDI2026.
Your vote is important. We encourage you to vote by proxy in advance of the meeting, whether or not you plan to attend the meeting. The Notice of Internet Availability of Proxy Materials includes instructions on how to vote, including by Internet and telephone. If you hold your shares through a brokerage firm, bank, broker-dealer or other similar organization, please follow their instructions.
By Order of the Board of Directors,
Gregory Smallwood
Chief Legal Officer and Corporate Secretary
Irvine, CA
April 23, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2026
The Proxy Statement and the Company’s Annual Report are available at www.proxyvote.com.

We encourage you to read our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the sections captioned “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a description of the substantial risks and uncertainties related to the forward-looking statements included herein. Although we refer to our website in this proxy statement, the contents of our website are not included or incorporated by reference into this proxy statement. All references to our website in this proxy statement are intended to be inactive textual references only.

i

Proxy Statement
2026 Annual Meeting of Stockholders
to be held on June 4, 2026
General Information
loanDepot, Inc. is providing this proxy statement to you in connection with the solicitation of proxies by the board of directors (the “Board”) for our 2026 Annual Meeting of Stockholders to be held on Thursday, June 4, 2026, at 9:00 a.m. (Pacific Time) at www.virtualshareholdermeeting.com/LDI2026, and any adjournment or postponement of that meeting (the “Annual Meeting”). As a stockholder, you are invited to attend the Annual Meeting and are entitled and encouraged to vote on the proposals described in this proxy statement. On or about April 23, 2026, we mailed our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2025 Annual Report on Form 10-K. References to “loanDepot,” “LDI,” “Company,” “company,” “we,” “us,” or “our” refer to loanDepot, Inc.
The following is a summary of proposals to be voted on at the Annual Meeting. This is only a summary and it may not contain all of the information that is important to you. For more complete information, please review this proxy statement as well as our 2025 Annual Report on Form 10-K.
There are three (3) proposals to be voted on at the Annual Meeting:
1.To elect the three (3) Class II director nominees named in this proxy statement.
The Board has nominated three (3) Class II directors for election at the Annual Meeting to hold office until the 2029 annual meeting and until their successors are duly elected and qualified or until their earlier resignation, retirement, disqualification, death or removal. Information regarding the nominees can be found beginning on page 5. The Board recommends that you vote “FOR” each of the Class II director nominees.
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
The Audit Committee has appointed, and stockholders are being asked to ratify the appointment of, Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for fiscal year 2026. Information regarding fees paid to and services rendered by EY can be found beginning on page 45. The Board recommends that you vote “FOR” Proposal 2.
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers.
We are asking stockholders to approve, on a non-binding, advisory basis, the compensation of our named executive officers. The Board and Compensation Committee are committed to executive compensation programs that align the interests of our executives with those of our stockholders. Information regarding our programs can be found beginning on page 23. The Board recommends that you vote “FOR” Proposal 3.

1

Proposal 1: Election of Class II Directors
Classified Board
Our Board consists of seven directors, divided into three classes, each serving staggered, three-year terms as follows:
•Our Class II directors are Andrew Dodson, Steven Ozonian and Pamela Patenaude, and each is standing for re-election at this Annual Meeting to serve for a three-year term expiring on the date of our annual meeting of stockholders in 2029.
•Our Class III directors are Brian Golson and Anthony Hsieh, and their terms will expire at our annual meeting of stockholders in 2027.
•Our Class I directors are John Lee and Dawn Lepore, and their terms will expire at our annual meeting of stockholders in 2028.
As a result, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms. Frank Martell’s Board service ended on June 4, 2025.
Stockholders Agreement
We are party to a stockholders agreement (as described below under “Related Party Transactions”) with the Hsieh Stockholders (as defined below) and the Parthenon Stockholders (as defined below) and whereby, among other things, the parties agreed to certain matters relating to the Company’s corporate governance (as amended and/or restated from time to time, the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, both the Hsieh Stockholders and the Parthenon Stockholders initially have the right to designate two directors to serve on the Board. The Hsieh Stockholders designated Anthony Hsieh and John Lee for nomination and service (subject to the Board’s fiduciary duty) as Class III and Class I directors, respectively, and the Parthenon Stockholders designated Brian Golson and Andrew Dodson for nomination and service (subject to the Board’s fiduciary duty) as Class III and Class II directors, respectively.
In addition, the Stockholders Agreement provides that Mr. Hsieh will serve as Chairman of the Board. For additional details, please see “Related Party Transactions.”
Cooperation Agreement
We are also party to an amended and restated settlement and cooperation agreement (as described below under “Related Party Transactions”) with the Hsieh Stockholders, pursuant to which, among other things, John Lee and Dawn Lepore were nominated for re-election at the 2025 annual meeting of stockholders and the Hsieh Stockholders agreed to vote for them at that 2025 annual meeting. For additional details, please see “Related Party Transactions.”
The Board of Directors Skills and Qualifications
Our Board consists of directors with the breadth of skills, experience, perspectives, and viewpoints necessary to provide exceptional leadership for loanDepot. The selection criteria for our directors include:
•professional and personal ethics and values consistent with our values and standards;

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Proposal 1: Election of Class II Directors
•independence and lack of conflicts of interest;
•broad policy-making experience in business, government, technology, or public service; and
•sufficient time to devote to the Board and our Company.
The Board believes that a balance of the following skill sets and qualifications amongst our directors is key to aligning decision making, risk oversight, innovation and financial performance with our business strategy and to contributing to the effective oversight of loanDepot.
•Executive Leadership: Experience in executive positions with effective oversight of management.
•Public Company Governance: Experience on other public company boards to enable our Board to develop leading corporate governance practices.
•Entrepreneurial Development and Strategy: Experience with starting and running new businesses focusing on innovation and growth.
•Financial and Audit: Experience in accounting and audit functions and the ability to analyze financial statements and oversee budgets to support the Board’s oversight of our financial reporting and functions.
•Real Estate Industry Experience: Experience at the executive level in the real-estate sector that enhances our Board’s ability to foresee changes and opportunities in a potentially volatile market.
•Specific Mortgage and Lending Experience: Specific real estate industry experience in the mortgage and lending sector that enhances our Board’s ability to oversee management in a highly regulated and cyclical industry.
•Technology, Cyber and Innovation: Experience in researching or developing leading-edge technologies to drive positive customer experience and facilitate efficiencies.
◦Cybersecurity: Experience, certifications, or other qualifications related to overseeing, implementing or managing risks specifically related to cybersecurity and data security systems.
◦Artificial Intelligence: Experience, certifications, or other qualifications related to overseeing, implementing or managing risks specifically related to artificial intelligence (AI), including machine learning, data science, or AI governance.
•Risk and Compliance: Experience identifying, mitigating, and managing risk to provide vital customer and stockholder protection.
•Human Capital Management: Experience in human resources management in large organizations to inform the Board’s oversight of succession planning, executive compensation, effective talent development, employee engagement and culture.
•Legal, Regulatory and Public Policy: Experience in setting and analyzing public policy in heavily regulated sectors.
Our Board selected the nominees based on their varied set of backgrounds, skills, and experiences, which align with our business strategy and contribute to the effective oversight of loanDepot.

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Proposal 1: Election of Class II Directors
The following table includes a summary of the self-reported experience, qualifications, attributes and skills of the directors who are standing for re-election and others who will continue to serve on the Board following the Annual Meeting.

	Andrew Dodson	Brian Golson	Anthony Hsieh	John Lee	Dawn Lepore	Steven Ozonian	Pamela Patenaude
Experience
Executive Leadership	X	X	X	X	X	X	X
Public Company Governance					X	X	X
Entrepreneurial Development and Strategy	X	X	X	X	X	X
Financial and Audit	X	X		X	X	X	X
Real Estate Industry			X			X	X
Specific Mortgage and Lending Experience	X	X	X	X		X	X
Technology, Cyber and Innovation	X	X	X	X	X	X
Cybersecurity					X
Artificial Intelligence				X
Risk and Compliance				X	X		X
Human Capital Management		X		X	X	X	X
Legal, Regulatory, Public Policy		X					X
Independent				X	X	X	X
Tenure	5 years	5 years	5 years	4 years	5 years	3 years	5 years
Number of other Public Company Boards	0	0	0	0	0	1	1
Nominees
The Board has nominated Andrew Dodson, Steven Ozonian and Pamela Patenaude for re-election as Class II directors at the Annual Meeting to hold office until the annual meeting of stockholders to be held in 2029 and until his or her successor is duly elected and qualified, or her or his earlier death, resignation, or removal. The persons named as proxy holders will vote to elect each of these nominees unless a stockholder indicates that the stockholder’s shares should be withheld with respect to one or more of such nominees.
Should any of the nominees become unable to serve for any reason prior to the Annual Meeting, subject to the terms of the Stockholders Agreement, the Board may designate a substitute nominee, in which event the proxy holders will vote for the election of such substitute nominee, or may reduce the number of directors on the Board. See “Related Party Transactions” for additional information regarding the Stockholders Agreement.
In determining that each director should be nominated for re-election, our Board considered his or her service, business experience, prior directorships, qualifications, attributes and skills described in the biography set forth below.

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Proposal 1: Election of Class II Directors

The Board unanimously recommends that you vote FOR each of the director nominees (Andrew Dodson, Steven Ozonian and Pamela Patenaude) to be elected as loanDepot’s Class II directors.
Class II Director Nominees Standing for Election

Andrew Dodson Non-Independent Director
Director Since: February 2021
Committee Memberships:
None
Age: 48
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Other Public Company Directorships:
None

Andrew Dodson has been a director of the Company or its affiliate, loanDepot.com, LLC, since 2009. He is a Managing Partner of Parthenon Capital, a private equity firm that partners with and invests in management teams and their companies and an affiliate of the Parthenon Stockholders. He has been with Parthenon Capital since 2005. Prior to joining Parthenon Capital, Mr. Dodson was a consultant with Bain & Co., where he focused on mergers and acquisitions, cost control and corporate strategy for middle market technology companies. He was also a financial analyst for Enron Corporation in the company’s retail group and worked for Trilogy, Inc., an enterprise software company, where he focused primarily on business development. Mr. Dodson earned a Bachelor of Arts from Duke University and a Master of Business Administration from Harvard Business School. Mr. Dodson’s extensive business and financial management experience qualify him to serve as a member of the Board.

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Proposal 1: Election of Class II Directors

Steven Ozonian Independent Director
Director Since: April 2023
Committee Memberships:
Audit (Chair)
Compensation
Age: 70
Skills and Qualifications:
Executive Leadership
Public Company Governance
Entrepreneurial Development and Strategy
Financial and Audit
Real Estate Industry Experience
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Human Capital Management
Other Public Company Directorships:
LendingTree, Inc. (2011 - present)

Steven Ozonian has been a director of the Company since April 2023. He has served as the CEO of the Williston Financial Group, a title insurance and real estate settlement services company, since 2017 and has served on Williston's Board of Directors since 2011. Mr. Ozonian is the Chairman of the Board of LendingTree, Inc. (Nasdaq: TREE), an online marketplace that connects consumers with financial services. He previously served as the CEO of LendingTree's proprietary full service real estate brokerage business, known as RealEstate.com. Mr. Ozonian has held other high-level positions in the homeownership industry including Chairman and CEO of Prudential's real estate and related businesses, CEO of Realtor.com, and National Homeownership Executive for Bank of America. Mr. Ozonian has received numerous awards for service and technology innovation in the residential real estate industry. Mr. Ozonian’s public company executive leadership experience and diversified experience with real estate and consumer financial technology qualify him to serve as a member of the Board.

6

Proposal 1: Election of Class II Directors

Pamela Patenaude Independent Director
Director Since: July 2021
Committee Memberships:
Audit
Nominating and Corporate Governance (Chair)
Age: 65
Skills and Qualifications:
Executive Leadership
Public Company Governance
Financial and Audit
Real Estate Industry Experience
Specific Mortgage and Lending Experience
Risk and Compliance
Human Capital Management
Legal, Regulatory and Public Policy
Other Public Company Directorships:
Target Hospitality Corp. (2021 - present)
CoreLogic, Inc. (2020 – 2021)

Pamela Patenaude has been a director of the Company since July 2021. She has been a Principal at Granite Housing Strategies, LLC, a provider of consultation services for disaster recovery efforts in the U.S. since 2019, serving as a strategic advisor for clients engaged in real estate development, affordable housing and disaster recovery management. Ms. Patenaude is a director of Target Hospitality Corp. (Nasdaq: TH), a provider of vertically integrated modular accommodations and value-added hospitality services. She was a director of CoreLogic, Inc. from 2020 to 2021. From 2017 until 2019, Ms. Patenaude served as the deputy secretary of the U.S. Department of Housing and Urban Development (“HUD”). Earlier in her career, Ms. Patenaude served as assistant secretary for community planning and development at HUD. She serves on a variety of non-profit boards, including Habitat for Humanity International and the Bipartisan Policy Center. Ms. Patenaude previously served as the President of the J. Ronald Terwilliger Foundation for Housing America’s Families. Ms. Patenaude earned a Bachelor of Science degree from Saint Anselm College and a Master of Science degree in community economic development from Southern New Hampshire University. Ms. Patenaude’s extensive business, real estate, financial management, regulatory and risk management experience qualify her to serve as a member of the Board. Ms. Patenaude is a NACD© Certified Corporate Director.

7

Proposal 1: Election of Class II Directors
Class III Directors – Term Ends 2027

Brian Golson Non-Independent Director
Director Since: February 2021
Committee Memberships:
None
Age: 55
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Human Capital Management
Legal, Regulatory and Public Policy
Other Public Company Directorships:
None

Brian Golson has been a director of the Company or its affiliate, loanDepot.com, LLC, since 2009. He is the Co-CEO and Managing Partner at Parthenon Capital, a private equity firm that partners with and invests in management teams and their companies and an affiliate of the Parthenon Stockholders. He has been with Parthenon Capital since 2002. Prior to joining Parthenon Capital, Mr. Golson was the CFO and Vice President of Operations for Everdream, a software company sold to Dell providing outsourced IT infrastructure management. He also held leadership positions with Prometheus Partners, a middle-market private equity fund focused on recurring revenue service businesses, and GE Capital where he focused on acquisitions and divestitures of financial services and insurance businesses. Mr. Golson earned a Bachelor of Arts in Economics from the University of North Carolina, Chapel Hill and a Master of Business Administration from the Harvard Business School. Mr. Golson’s extensive financial and leadership experience qualify him to serve as a member of the Board.

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Proposal 1: Election of Class II Directors

Anthony Hsieh Founder, Executive Chairman, Chief Executive Officer and President
Director Since: February 2021
Committee Memberships:
None
Age: 61
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Real Estate Industry Experience
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Other Public Company Directorships:
None

Anthony Hsieh founded loanDepot and has been Chair of the Board of the Company or its affiliate, loanDepot.com, LLC, since the founding in 2009. He was appointed as the Company’s Executive Chairman, Chief Executive Officer and President in July 2025, after being appointed to that role on an interim basis in June 2025. He briefly served as Executive Chairman, Mortgage Operations in 2025 before becoming CEO. He also served as Executive Chairman of the Company from 2022 to 2023 and as CEO from 2021 to 2022. He serves as CEO of loanDepot.com, LLC, a position he also held from 2009 to 2022. Mr. Hsieh has more than 36 years of experience in the lending industry. Prior to starting loanDepot in 2002, Mr. Hsieh founded Home Loan Center, Inc., the first national online lender to offer a full spectrum of mortgage loan products featuring live interest-rate quotes and loan offerings tailored to borrowers’ needs and credit profiles. He continued to lead the business for three years after it merged with IAC’s subsidiary, LendingTree, in 2004. In 1989, he acquired a mortgage brokerage company and transformed it into LoansDirect.com. Mr. Hsieh’s executive leadership experience and extensive knowledge of our business qualify him to serve as a member of the Board.

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Proposal 1: Election of Class II Directors
Class I Directors – Term Ends 2028

John Lee Independent Director
Director Since: April 2022
Committee Memberships:
Compensation
Nominating and Corporate Governance
Age: 57
Skills and Qualifications:
Executive Leadership
Entrepreneurial Development and Strategy
Financial and Audit
Specific Mortgage and Lending Experience
Technology, Cyber and Innovation
Artificial Intelligence
Risk and Compliance
Human Capital Management
Other Public Company Directorships:
None

John Lee has been a director of the Company since April 2022. He served as the Chief Analytics Officer of the Company or its affiliate, loanDepot.com, LLC, from 2014 to 2021, where he led financial modeling and analytics across all lending channels. Mr. Lee was loanDepot.com, LLC’s Chief Financial Officer from 2009 to 2014. Prior to joining loanDepot, Mr. Lee served in a variety of executive and senior leadership roles, including as Chief Financial Officer at Grander Inc., Executive Vice President and Chief Financial Officer at Home Loan Center, Inc. (later to become LendingTree), Director – Investment Banking, Financial Institutions Group at CIBC World Markets, and Vice President, Corporate Development and M&A at Countrywide Home Loans. Mr. Lee holds a Bachelor of Arts in Economics from the University of Rochester in New York with a certificate of Management in Accounting and Finance from its Simon School of Business. He also holds a Master of Business Administration in Finance from Ohio State University where he was recognized as a Weidler Scholar and Beta Gamma Sigma honors graduate. Mr. Lee’s extensive knowledge of our business and leadership experience qualify him to serve as a member of the Board.

10

Proposal 1: Election of Class II Directors

Dawn Lepore Independent Director
Director Since: February 2021
Committee Memberships:
Audit
Compensation (Chair)
Nominating and Corporate Governance
Age: 72
Skills and Qualifications:
Executive Leadership
Public Company Governance
Entrepreneurial Development and Strategy
Financial and Audit
Technology, Cyber and Innovation
Cybersecurity
Risk and Compliance
Human Capital Management
Other Public Company Directorships:
Accolade, Inc. (2019 - 2025)
RealNetworks, Inc. (2013 – 2022)

Dawn Lepore has been a director of the Company or its affiliate, loanDepot.com, LLC, since July 2015. She served as Interim Chief Executive Officer of Prosper Marketplace, Inc., an online peer-to-peer lending platform, from March 2012 to January 2013, and as Chair and Chief Executive Officer of drugstore.com, inc., an online retailer of health and beauty care products, from 2004 until its sale to Walgreen Co. in 2011. Prior to joining drugstore.com, Ms. Lepore held various leadership positions during her 21 years with The Charles Schwab Company. She served as a director of Accolade, Inc. (Nasdaq: ACCD), a provider of care delivery, navigation and advocacy health services, from 2019 to 2025, and as director of RealNetworks, Inc., a provider of digital media, artificial intelligence and machine learning solutions, from 2013 to 2022. Ms. Lepore also previously served on the public company boards of directors of Coupons.com, AOL Inc., The TJX Companies, Inc., eBay Inc., The New York Times Company, drugstore.com, inc. and Wal-Mart Stores Inc. Ms. Lepore earned a B.A. from Smith College. Ms. Lepore’s extensive operational background and experience as an executive and director at a diverse range of online consumer, internet technology and retail companies qualify her to serve as a member of the Board.

11

Corporate Governance
Controlled Company Status Ended
The Hsieh Stockholders’ voting power of our capital stock dropped below 50% in 2025 and we are no longer a “controlled company” under the New York Stock Exchange’s (the “NYSE”) corporate governance standards. As required by the rules of the NYSE, we currently have a majority of independent directors, as well as a nominating and corporate governance committee, a compensation committee and an audit committee comprised entirely of independent directors.
Director Independence
Under our Corporate Governance Guidelines, a director will be considered independent if they meet the independence standards of the NYSE corporate governance listing standards and, for purposes of serving on the audit and compensation committees, the heightened independence standards for audit committees and compensation committees under the Securities Exchange Act of 1934, as amended.
In determining independence, in addition to considering the bright-line tests specified in the NYSE listing rules, the Board reviews whether directors have any material relationship with loanDepot, either directly or as a partner, stockholder, or officer of an organization that has a relationship with loanDepot. In assessing the materiality of a director’s relationship to loanDepot, the Board considers all relevant facts and circumstances, including consideration of the issues from the director’s standpoint and from the perspective of the persons or organizations with which the director has an affiliation. The Board also considered the following: Mr. Lee’s prior employment by the Company or one of its affiliates from 2009 to 2021; Mr. Lee’s appointment to the Board by Mr. Hsieh pursuant to Mr. Hsieh’s rights under the Stockholders Agreement; Mr. Ozonian’s affiliations with entities that do business with us in the ordinary course from time to time; and ordinary course mortgage-related transactions with Mr. Lee described further in the “Related Party Transactions” section below. Mr. Ozonian’s relationship with these entities is solely as a director and/or the annual amounts involved are significantly less than the greater of $1 million or 2% of such entity’s consolidated gross revenues.
The Board has determined that each of John Lee, Dawn Lepore, Steven Ozonian and Pamela Patenaude is an independent director.
Board Leadership Structure
Pursuant to the terms of the Stockholders Agreement, Anthony Hsieh, Chief Executive Officer (“CEO”) and President, serves as our Executive Chairman of the Board and the Board does not have a lead independent director. At executive sessions of the non-management directors or independent directors, as applicable, a specific director is appointed to preside during that session, typically based on the planned discussion topics, and absent any express appointment the Chair of the Nominating and Corporate Governance Committee presides. The independent directors met in at least one executive session last year.
Board Risk Oversight
A structured, conscientious approach to risk management is important for our Company. Our Board, both directly and through its committees, reviews our risk management program (the “Risk Management Program”), which is enterprise-wide and designed to enable effective and efficient

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Corporate Governance
identification of, and visibility into, the most critical enterprise risks. The program facilitates the incorporation of risk considerations into decision making across the Company.

The Risk Management Program is overseen by the Chief Risk Officer and is executed through a “three lines of defense” model that includes independent risk oversight and internal audit functions with active engagement of management. In particular, the Risk Management Program:
•defines risk management roles and responsibilities;
•brings together senior management to identify and discuss important risks; and
•facilitates appropriate risk mitigation strategies at the Board, committee, and management levels.
The Risk Management Program enables a holistic view of enterprise risks and is facilitated through targeted risk assessments. It incorporates relevant risk perspectives from internal areas, including Internal Audit, Accounting, Information Technology, Cybersecurity, Human Resources, Regulatory, Fair Lending, and Legal, and it seeks input about day-to-day risk management activities from other areas of the Company. Risk-related information is collected through regular cross-departmental meetings, which helps to identify and communicate emerging risks to better inform decision-making.
Throughout the year, the Board and committees oversee ongoing risk oversight activities. The Audit Committee escalates material risk issues to the full Board to keep the Board adequately informed of developments that could have a material adverse effect on the Company’s risk profile or other aspects of our business. The Board also considers specific risk topics in connection with strategic planning and other matters. Further, the Compensation Committee oversees risks relating to our compensation policies and practices.
The Company operates a complex and large information technology infrastructure that is critical in maintaining our ongoing operations in addition to a significant research and development footprint, including labs, build and test systems, and supporting infrastructure that all have varying levels of risk exposures. We have a Chief Information Security Officer (“CISO”) who oversees the back-office security, inclusive of the corporate information technology environment and security standards that are used as a framework for the management of security across the Company.

Our CISO is also responsible for developing and administering our corporate security training and sponsoring our related policies and standards. Our cybersecurity plan is reviewed annually, and the Board, Audit Committee, and senior management provide oversight of our cybersecurity program. Regular updates are provided by our CISO and Chief Digital Officer. For more information, please see Item 1C, Cybersecurity, in the Company’s Form 10-K for the year ended December 31, 2025.
Board Committees
The Company has the following three standing committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Corporate Governance Committee.
The current committee membership and the function of each of these standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. All of the committee charters are available on our Governance website at https://investors.loandepot.com/governance/governance-documents. Each committee reviews and reassesses the adequacy of its charter annually, conducts annual evaluations of its performance, and reports regularly to the Board with respect to the committee’s activities. Additionally, the Board and

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Corporate Governance
each of the committees have the authority to retain, terminate, and receive appropriate funding for outside advisors as the Board and/or each committee deems necessary.
Audit Committee
Our Audit Committee aids our Board in fulfilling its legal and fiduciary obligations in matters involving oversight of our accounting, auditing, financial reporting, internal control and legal compliance functions, including by approving the services performed by our independent registered public accounting firm and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the independent registered public accounting firm is independent of management.
The members of our Audit Committee are Dawn Lepore, Steven Ozonian (chair), and Pamela Patenaude. The Board has determined that each of the Audit Committee members is independent within the meaning of the NYSE and SEC standards for independence of directors and audit committee members. Additionally, the Board has determined that Mr. Ozonian, the chair of the Audit Committee, is an audit committee financial expert.
Compensation Committee
Our Compensation Committee determines our general compensation policies. It reviews and determines, or recommends to our Board, the compensation provided to our directors and officers, including bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines, or recommends to our Board, equity-based compensation for our directors, officers, employees and consultants and oversees our 2021 Omnibus Equity Incentive Plan. Our Compensation Committee oversees our corporate compensation programs and has the authority to delegate any of its responsibilities to one or more subcommittees as the Compensation Committee may deem appropriate.
The Compensation Committee currently engages Semler Brossy Consulting Group, LLC to assist with its review of executive officer and non-employee director compensation matters, including providing advice with respect to prevailing market practices, the design of executive compensation programs, and related matters. Our CEO and Chief Human Resources Officer provide performance information and make recommendations to the Compensation Committee regarding the form and amount of compensation for our executive officers. Directors other than Compensation Committee members also may attend Compensation Committee meetings, including the portion where executive officer performance and compensation is discussed.
The Compensation Committee retains its compensation consultant directly, although in carrying out assignments, the compensation consultant also interacts with Company management to the extent necessary and appropriate. The compensation consultant performs no services for management, however, at the direction of the Compensation Committee, Semler Brossy may assist in the preparation or review of certain of our Company’s compensation-related disclosures. The Compensation Committee has assessed the independence of the consultant and has concluded that no conflict of interest exists that would prevent the consultant from serving as an independent consultant to the Compensation Committee.
The members of our Compensation Committee are John Lee, Dawn Lepore (chair), and Steven Ozonian. The Board has determined that each of John Lee, Dawn Lepore and Steven Ozonian are independent within the meaning of the NYSE standards of independence for directors and

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Corporate Governance
compensation committee members. In addition, each of John Lee, Dawn Lepore and Steven Ozonian qualifies as a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.
The members of our Nominating and Corporate Governance Committee are John Lee, Dawn Lepore, and Pamela Patenaude (chair). The Board has determined that each of John Lee, Dawn Lepore, and Pamela Patenaude is independent within the meaning of applicable NYSE listing standards.
Board and Committee Meetings and Attendance
Our Board holds regularly scheduled meetings each year, in addition to special meetings scheduled as appropriate. During 2025, our Board held 17 meetings. In addition, the Audit Committee held 4 meetings, the Compensation Committee held 7 meetings, and the Nominating and Corporate Governance Committee held 6 meetings.
Each of our directors attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which each such director served, during the period for which each such director served in 2025. All directors are also encouraged to attend our annual meetings of stockholders, and six of the eight directors then serving on the Board attended our Annual Meeting in 2025.
Director Evaluations
The Board conducts a self-evaluation annually to determine whether it, its committees and its individual members are functioning effectively. Each committee of the Board also conducts a self-evaluation annually and reports the results to the Board.
Director Selection and Evaluation
The Board has overall responsibility for the selection of candidates for nomination or appointment to the Board. The Nominating and Corporate Governance Committee will recommend director candidates to the Board for nomination or appointment in light of the Board’s composition at the time and the skills and expertise needed for effective operation of the Board and its committees. The Board’s policy is to encourage selection of directors who will contribute to the Company’s overall corporate goals. The Board and the Nominating and Corporate Governance Committee shall take into account all factors each considers appropriate when selecting director candidates, including some or all of the criteria described below. Although the Board uses the criteria described below to evaluate potential nominees, it has no stated minimum criteria for nominees.
Our Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, the Nominating and Corporate Governance Committee and Board seek nominees who:
•are persons of good reputation and character who conduct themselves in accordance with high personal and professional ethical standards;

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Corporate Governance
•are not, by reason of any other position, activity or relationship, subject to any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the Board;
•are, if applicable, considered independent under the standards of NYSE, and the heightened independence standards for audit committees and compensation committees under the applicable laws;
•have a professional life active enough to keep them in contact with the markets and/or the industry in which the Company is active;
•have the educational background, experience, qualifications and skills relevant for effective management and oversight of the Company’s management; and
•have the time and willingness to carry out their duties and responsibilities effectively, including time to study informational and background materials and to prepare for meetings.
The Nominating and Corporate Governance Committee and the Board believe that diversity of background, skills, tenure, and perspectives brings a diversity of viewpoints to the Board that is important to the effectiveness of the Board’s oversight of the Company. Consequently, they consider a director nominee’s ability to contribute to this diversity when selecting or recommending director nominees. The Nominating and Corporate Governance Committee assesses its effectiveness in this regard when reviewing and making recommendations to the Board regarding the composition and size of the Board. We balance the importance of historical knowledge of the Company with our regard for fresh perspectives by considering director tenure on a case-by-case basis, rather than imposing mandatory term or age limits.
A director’s service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Specifically, our Corporate Governance Guidelines provide that a director who is not currently an executive officer of another company, cannot serve on more than four public company boards, including loanDepot. Further, if the director is an executive at a public company, the number of public company directorships they may hold is limited to two. In addition, our Audit Committee members may not serve simultaneously on the audit committee of more than three public companies, including our Audit Committee.
Stockholder Recommendations
The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board. In evaluating such recommendations, the Nominating and Corporate Governance Committee will consider the Board’s composition at the time and the skills and expertise needed for effective operation of the Board and its committees. Any stockholder recommendations submitted for consideration by the Nominating and Corporate Governance Committee should include verification of the stockholder status of the person submitting the recommendation, the recommended candidate’s name and qualifications for Board membership, any other information required under our Bylaws for stockholder nominations for directors at an annual meeting, and should be addressed to: Corporate Secretary, loanDepot, 6561 Irvine Center Drive, Irvine, California, 92618. The Nominating and Corporate Governance Committee considers candidates recommended by our stockholders in the same manner as a nominee recommended by our Board members or management.

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Corporate Governance
Stockholder Nominations
In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual stockholder meeting. For a description of the process for nominating directors in accordance with our Bylaws, see “Frequently Asked Questions—Stockholder Proposals, Director Nominations, and Related Bylaw Provisions—How may I nominate individuals to serve as directors and what are the deadlines for director nominations?” on page 54.
Communications with the Board
Stockholders and other interested parties may communicate with the Board, including the Executive Chairman of the Board, the independent directors as a group, the non-employee directors as a group, or any individual director, by contacting: Corporate Secretary, 6561 Irvine Center Drive, Irvine, California, 92618. The Corporate Secretary reviews all correspondence, organizes the communications for review by the Board, and provides communications to the full Board, specifically intended groups, or to individual directors, as appropriate. Our independent directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes, and job inquiries, not be provided.
Governance Documents
We maintain a code of business conduct and ethics for directors, officers, and employees, known as our Code of Ethics. We also have adopted Corporate Governance Guidelines, which, in conjunction with our Certificate of Incorporation, Bylaws, and respective charters of the Board committees, form the framework for our governance. All of these documents, as well as our Insider Trading Policy, are available at https://investors.loandepot.com/governance/governance-documents for review, downloading, and printing. On our governance website, we will post any amendments to the Code of Ethics or waivers of the Code of Ethics for directors and executive officers that are required to be disclosed in accordance with applicable NYSE and SEC requirements. Stockholders may request free printed copies of our Certificate of Incorporation, Bylaws, Code of Ethics, Corporate Governance Guidelines, Insider Trading Policy, and charters of the committees of the Board by contacting: loanDepot, Inc., Attention: Investor Relations, 6561 Irvine Center Drive, Irvine, California, 92618.

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Director Compensation
The Board has adopted a compensation program for our non-employee directors, or the “Non-Employee Director Compensation Policy,” which was most recently updated in 2022 upon recommendation by the Compensation Committee. Pursuant to the Non-Employee Director Compensation Policy, each non-employee member of our Board receives the following cash compensation for Board services, as applicable:
•$250,000 per year for service as a Board member, 50% of which is paid in cash and 50% of which consists of restricted stock units (with a fair market value of $125,000 on the grant date) that vest in quarterly installments, subject to such director’s continued service on the Board through each vesting date;
•$25,000 per year for service as Chair of the Audit Committee;
•$20,000 per year of service as Chair of the Compensation Committee;
•$15,000 per year of service as Chair of the Nominating and Corporate Governance Committee; and
•$75,000 per year for service as Lead Independent Director.
Each director is expected to sit on up to two committees for no additional consideration. Any director who sits on more than two committees (other than any special committee) will be provided with an additional $25,000 in annual cash compensation.

Pursuant to the Non-Employee Director Compensation Policy, on June 5, 2025, each of Andrew Dodson, Brian Golson, John Lee, Dawn Lepore, Steven Ozonian and Pamela Patenaude, received 98,425 RSUs under the 2021 Omnibus Incentive Plan that vested or vest in equal installments on each of August 29, 2025, November 28, 2025, February 27, 2026, and May 29, 2026.

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Director Compensation
The following table sets forth certain information with respect to non-employee director compensation for the fiscal year ended December 31, 2025, with respect to our directors. The non-employee director compensation received by Mr. Hsieh prior to employment as an executive officer of the Company on March 6, 2025, is reported in the Executive Compensation section below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation	Total ($)
Andrew Dodson(2)	125,000	125,000	—	250,000
Brian Golson(2)	125,000	125,000	—	250,000
John Lee	125,000	125,000	—	250,000
Dawn Lepore	170,000	125,000	—	295,000
Steven Ozonian	150,000	125,000	—	275,000
Pamela Patenaude	140,000	125,000	—	265,000

(1)Represents the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), of time-based restricted stock units (“RSUs”) granted to the directors during the fiscal year ended December 31, 2025, calculated based on the closing price of the Class A common stock on June 5, 2025, the date of grant, of $1.27. These amounts do not reflect the actual economic value that may be realized by the non-employee director.
(2)Pursuant to multiple Assignment and Acknowledgement Agreements, Messrs. Dodson’s and Golson’s stock awards are assigned to PCP Managers GP, LLC for the benefit of PCP Managers, L.P., and Messrs. Dodson and Golson disclaim all right, title and interest in the stock awards. PCP Managers GP, LLC is the general partner of PCP Managers, L.P., an affiliate of Parthenon Capital Partners.

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Our Executive Officers
Along with Anthony Hsieh, our Executive Chairman, Chief Executive Officer and President (for a detailed biography please see “Class III Directors - Term Ends 2027” beginning on page 8), our executive officer team has significant experience in the residential mortgage loan production and servicing industry, and the investment management industry. Our executive officers are appointed by and serve at the discretion of the Board of Directors.

Jeff DerGurahian Chief Investment Officer and Head Economist	Jeff DerGurahian, age 50, has been Chief Investment Officer and Head Economist of loanDepot and of our affiliate, loanDepot.com, LLC, since 2025. He previously served as our Chief Capital Markets Officer and Head Economist from 2022 to 2025, Executive Vice President, Capital Markets from 2021 to 2022 and in similar executive officer positions with loanDepot.com since joining us in 2012. He oversees our secondary marketing, post-closing operations, and capital markets efforts including investor relations, loan trading, hedging, pricing strategies, and product development. Earlier in his career, Mr. DerGurahian was Executive Vice President of Capital Markets for Prospect Mortgage, LLC (formerly MetroCities Mortgage), and a hedge manager for Tuttle Risk Management Services. Mr. DerGurahian holds a Bachelor’s degree in Finance from the University of Virginia.

Darren Graeler Chief Accounting Officer	Darren Graeler, age 58, has been our Chief Accounting Officer since 2023, and he served as Senior Vice President, Corporate Accounting from 2018 to 2023. He is responsible for managing the Company’s financial and accounting operations, SEC financial reporting and tax. Mr. Graeler was a founding partner of Financial Services Advisory Partners, LLC from 2007 to 2018. He started his career in the assurance practice at KPMG, LLP where he specialized in audits of public and nonpublic banks, mortgage lenders and finance companies. Mr. Graeler earned a Bachelor of Science degree in Accounting from California State University, Long Beach and is a licensed Certified Public Accountant (inactive) in the State of California.

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Our Executive Officers

Joseph Grassi Chief Risk Officer	Joseph Grassi, age 63, has served as our Chief Risk Officer since 2022. He oversees our enterprise risk management and compliance programs. He was General Counsel and Chief Risk Officer for Celebrity Home Loans, a mortgage lender, from 2021 to 2022, Chief Risk Officer for Guaranteed Rate, a mortgage lender, during 2020, and Principal Deputy General Counsel for the U.S. Department of Housing and Urban Development, an executive department of the federal government, from 2018 to 2020. He also served as EVP, General Counsel for Prospect Mortgage and helped lead the company through its acquisition by HomeBridge Financial in 2017. Prior to that, Mr. Grassi held positions of increasing responsibility at Fannie Mae for over 20 years, including as SVP and Deputy General Counsel and ultimately Interim General Counsel. Mr. Grassi is an experienced senior leader with deep real estate, financial services and mortgage industry experience. He earned a Juris Doctor from Villanova University School of Law and Bachelor of Science in business administration from Villanova University.

David Hayes Chief Financial Officer	David Hayes, age 51, has served as our Chief Financial Officer since 2023. He is responsible for managing loanDepot’s financial functions, including its accounting, treasury, tax, corporate finance and investor and lender relations activities, as well as vendor management and corporate real estate. Mr. Hayes formerly served in senior finance roles for 13 years at CoreLogic, Inc., an information services company, including as the Executive, Finance and Treasurer between 2018 and 2023. He managed budgeting and forecasting, strategic planning, mergers and acquisitions, pricing and capital expenditures. He also managed global enterprise liquidity, cash flow forecasting, investments, debt and capital markets, hedging, banking relationships and corporate insurance. He received his Bachelor of Science degree in Finance from Santa Clara University and his Masters in Business Administration degree in Corporate Finance from the USC Marshall School of Business.

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Our Executive Officers

Dominick Marchetti Chief Digital Officer
Dominick Marchetti, age 52, has served as our Chief Digital Officer since August 2025. He leads loanDepot’s overall digital transformation and strategy, with ultimate responsibility for leveraging technology to drive improved operational outcomes and competitive advantage. In 2023, Mr. Marchetti launched his own mortgage technology strategy and consulting firm, Mezzo, where he worked closely with many of the industry’s top lenders, building new products by leveraging industry expertise and developing a deep understanding of the competitive landscape from 2023 to 2025, and he continues to serve as an advisor. He was a technology executive with Guaranteed Rate from 2019 to 2023 and loanDepot’s Chief Technology Officer from 2015 to 2019.

Gregory Smallwood Chief Legal Officer and Secretary	Gregory Smallwood, age 59, has served as our Chief Legal Officer and Corporate Secretary since 2022. He oversees all aspects of loanDepot’s legal strategy and operations as well as various enterprise, shareholder and corporate governance matters. Mr. Smallwood was Executive Vice President and General Counsel of Caliber Home Loans, a mortgage lender, from October 2016 to January 2022. He has represented major financial services institutions in matters relating to compliance with state and federal law, corporate transactions, regulatory enforcement, and class action litigation for the majority of his legal career. Mr. Smallwood earned a Juris Doctorate from Seton Hall University School of Law and Bachelor of Arts from the University of Maryland.

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Executive Compensation
This section discusses the compensation awarded to, earned by or paid to our principal executive officers during the 2025 fiscal year and our two next most highly compensated executive officers for such fiscal year. These individuals, listed below, are referred to as the “named executive officers.” 2025 represented another challenging year for loanDepot with ongoing inventory, interest rate and other challenges for the residential real estate market. To address these challenges, loanDepot made significant changes to its executive leadership team—Anthony Hsieh, our founder, returned as Chief Executive Officer and President and Dominick Marchetti returned as our Chief Digital Officer.

Name	Title
Anthony Hsieh	Executive Chairman, Chief Executive Officer and President(1)
David Hayes	Chief Financial Officer
Dominick Marchetti	Chief Digital Officer(2)
Frank Martell	Former Chief Executive Officer and President (through June 4, 2025)
(1)Mr. Hsieh was appointed Executive Chairman, Chief Executive Officer and President in July 2025, after being appointed to that role on an interim basis on June 4, 2025. He briefly served as Executive Chairman, Mortgage Operations from March 6, 2025 until becoming CEO. Mr. Hsieh also served as a non-employee director and our Chairman through March 5, 2025. His compensation for services as a non-employee director is described in the “Director Compensation” section above but included in this Executive Compensation section.
(2)Mr. Marchetti was hired as our Chief Digital Officer on August 5, 2025. He also served as a strategic technology consultant for us from May 2025 until his employment, and his compensation for services as a consultant is included in this Executive Compensation Section.
We follow the compensation disclosure requirements applicable to smaller reporting companies for the executive compensation disclosure included in this proxy statement.
Summary Compensation Table
The following table sets forth certain information with respect to compensation of our named executive officers for the fiscal years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)		Total
Anthony Hsieh Executive Chairman, Chief Executive Officer and President	2025	$1	$—	$905,000	$1,177,492	(4)	$2,082,493
David Hayes Chief Financial Officer	2025	$500,000	$550,000	$1,650,000	$10,500		$2,710,500
	2024	$500,000	$550,000	$2,077,996	$10,350		$3,138,346
Dominick Marchetti Chief Digital Officer	2025	$218,942	$1,150,000	$9,025,000	$171,508	(5)	$10,565,450
Frank Martell Former Chief Executive Officer and President	2025	$363,077	$458,630	$75,000	$1,621,566	(6)	$2,518,273
	2024	$800,000	$1,170,000	$4,400,000	$10,350		$6,380,350
(1)The amounts reported in this column for 2025 reflect contractual obligations and discretionary annual bonuses for 2025, as described below under “Narrative Disclosure to Summary Compensation Table—2025 Annual Bonuses.”
(2)Represents the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”), of RSUs and performance stock units (“PSUs”) granted to the named executive officers. For 2025, the grant date fair value of RSUs and performance PSUs is calculated based on the closing price of Class A common stock on the March 14, 2025, June 5, 2025, and September 15, 2025 grant dates, which were $1.37, $1.27, and $4.27,

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Executive Compensation
respectively. For Mr. Hayes’ PSUs granted in 2025, the value shown reflects a target award value of $825,000, where the maximum potential PSU value is $1,650,000. The grant date fair value of the market PSUs for Messrs. Hsieh and Marchetti granted in 2025 are based on a Monte Carlo model which resulted in a grant date fair value of $0.52 per share for Mr. Hsieh’s PSUs granted on March 14, 2025, and $4.20 per share for Mr. Marchetti’s PSUs granted on September 15, 2025. These amounts do not reflect the actual economic value that may be realized by the named executive officers. Mr. Marchetti’s agreement was negotiated with a fixed share count of PSUs to be awarded. The grant value shown reflects an award value above intended grant values due to a significant and temporary increase in the share price between the time when the grants were negotiated and subsequently approved and granted. Please see Note 17 to our audited consolidated financial statements for the fiscal year ended December 31, 2025, included in our Annual Report on Form 10-K for more information. See “Narrative Disclosure to Summary Compensation Table—Equity Awards” for more information regarding the RSUs and PSUs granted.
(3)Includes 401(k) Plan matching contributions.
(4)Includes (i) $125,000 of cash retainers earned for Mr. Hsieh’s service as a Board member during 2025, (ii) $59,900 of expenses paid in connection with Mr. Hsieh’s legal expenses paid by the Company for matters involving the Company, including expenses related to Schedule 13D reports, among other legal matters, (iii) $3,592 of premiums paid or reimbursed by the Company through March 5, 2025, for Mr. Hsieh and his covered dependents to participate in the Company’s medical plans pursuant to the terms of the Settlement Agreement and Release, dated April 4, 2023, between Mr. Hsieh and the Company, and (iv) $989,000 of tax benefits related to certain exchange transactions described in more detailed within the “Related Party Transactions—Tax Receivable Agreement” section beginning on page 39.
(5)Also includes $166,200 of consulting fees for his pre-employment services as a strategic technology consultant for the Company during 2025.
(6)Also includes (i) $11,066 of consulting fees for his post-employment service as a Board Advisor during 2025, and (ii) $1,600,000 of severance. For more information, see “Narrative Disclosure to Summary Compensation Table—Agreements with Named Executive Officers—Martell Transition Agreement” below.
Narrative Disclosure to Summary Compensation Table
Compensation Philosophy
The compensation outlined in the Summary Compensation Table is defined through the application of our pay philosophy. We conduct market benchmarking on a regular basis and also evaluate business context when making pay decisions. Key elements of our compensation philosophy include:

•We provide competitive compensation that allows us to attract and retain strong talent across the range of our workforce.
◦Salaries, target cash compensation, and total rewards are generally positioned at the median of market, with variations driven by key expertise, performance, in-demand skill sets, location, and other related factors.
•We closely align pay and performance.
◦More senior team members have a greater proportion of total pay weighted in incentive compensation that is aligned with stockholder outcomes.
◦Individuals can receive differentiated pay outcomes driven by the strength of their contributions.
•We provide fair and equitable compensation, while also recognizing unique skills, market talent demand impacts, and individual performance in making pay decisions.
◦Strong performance can deliver above-market reward outcomes.
CEO Transition
Effective March 6, 2025, Mr. Hsieh was appointed as Executive Chairman, Mortgage Operations of the Company. In accordance with the terms of a letter agreement between Mr. Hsieh and the Company dated March 6, 2025 (the “Hsieh Letter Agreement”), Mr. Hsieh received an annual base

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Executive Compensation
salary of $1, a monthly expense reimbursement allowance of up to $75,000 (with any unused portions of the monthly allowance being carried over to subsequent months, but forfeited as of the end of the calendar year), and an initial grant of 1.5 million PSUs, which are described in more detail under “—Equity Awards” below. In addition, he remained eligible to receive the standard director compensation described in the “Director Compensation” section above during 2025. The Hsieh Letter Agreement also provided that if Mr. Hsieh was still Chief Executive Officer as of March 1, 2026, he would receive an additional equity grant of 1.5 million PSUs on the same terms as the initial grant. In connection with Mr. Martell’s transition, Mr. Hsieh was appointed as interim Chief Executive Officer effective June 4, 2025, and subsequently was appointed permanent Chief Executive Officer and President effective July 27, 2025. No changes were made to Mr. Hsieh’s compensation in connection with such appointments in 2025.
Annual Salaries
Base salaries in 2025 for our named executive officers are reflected in the Summary Compensation Table above.

Mr. Hsieh received an annual base salary of $1 in accordance with the Hsieh Letter Agreement, as described above. The Compensation Committee approved an annualized base salary of $575,000 for Mr. Marchetti, which was pro-rated for time served in role during 2025. Mr. Hayes’ 2025 annual base salary of $500,000 was unchanged from 2024.
2025 Annual Bonuses
Each named executive officer, other than Mr. Hsieh, had a 2025 target annual bonus set forth under their respective employment agreements, as described below. Mr. Hsieh was not eligible to receive an annual bonus during 2025. With the ongoing market challenges in the residential real estate market adversely impacting the Company’s financial performance, setting specific financial performance annual bonus objectives for the year was deemed to not be feasible and potential annual bonus payouts were generally limited by the Company’s budget. Within those budget parameters, the Compensation Committee evaluated Company performance across key areas, including the following 2025 business performance highlights:
•Reshaped the leadership team with key senior-level promotions and strategic hires, including the return of Mr. Hsieh as CEO, to drive innovation and towards profitable market share growth.
•Increased revenue by 12% year-over-year to $1.19 billion.
•Grew pull-through weighted gain on sale margin by 19 basis points from the prior year to 336 basis points.
•Managed expenses through a disciplined focus on operating efficiencies.
•Decreased net loss by 47% compared to the prior year.
The Compensation Committee assessed performance, including these highlights, among others, and the Compensation Committee determined to fund the 2025 annual incentive plan at 60% of target. Actual final bonuses paid were also subject to adjustments based on an evaluation of individual performance and contribution across these four focus areas:

Growth	Organization
Operational Excellence	Financial / Governance

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Executive Compensation
The Compensation Committee’s assessment of Mr. Hayes’s leadership and key accomplishments resulted in an upward adjustment of his award, with his final bonus representing 79% of target rather than the funded 60% level. Mr. Marchetti’s 2025 bonus payment was guaranteed in his employment agreement at the full annual target in consideration of foregone earning opportunities from his prior employment and engagements.

Name	2025 Target Bonus	2025 Annual Bonus	2025 Bonus as Percent of Target
Anthony Hsieh	$—	$—	—%
David Hayes	$700,000	$550,000	79%
Dominick Marchetti	$1,150,000	$1,150,000	100%
Frank Martell(1)	$764,383	$458,630	60%
(1)Mr. Martell’s target bonus of $1,800,000 was prorated per the terms of his Transition Agreement (as defined below) based on a separation date of June 4, 2025. The Transition Agreement provided that his 2025 annual bonus be paid at 60% of that prorated target amount.
Equity Awards
loanDepot’s equity strategy is designed to attract and retain outstanding leaders, manage stockholder dilution and stock-based compensation expenses where possible, and focus the Company’s management team on key performance objectives that create long-term stockholder value.

All equity awards are granted either under a stockholder-approved plan or as inducement grants pursuant to NYSE Listing Company Manual Rule 303A.08. Stock options are granted at an exercise price at or above the closing market price of loanDepot’s Class A common stock on the date of grant. Equity awards, including options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of option or equity grant dates. During fiscal year 2025, we did not grant any stock options (or similar awards), to any named executive officer.
2025 Equity Awards
Mr. Hayes participated in the Company’s standard executive officer grant program for 2025 and as a named executive officer received 50% RSUs and 50% PSUs. Under the 2025 annual grant program, 50% of the target PSUs are earned for each quarter of positive adjusted net income achieved during the six-quarter performance period commencing with the first quarter of 2025 and ending at the end of the second quarter of 2026, up to a maximum of 200% of target. PSUs earned above target (i.e., for more than two quarters of positive adjusted net income during the performance period) are subject to a customer satisfaction modifier that may only result in downward modification to the amount of earned PSUs. Earned PSUs from the 2025 annual equity grant program vest ratably in three equal installments, with the first earned at the time of performance achievement and then on the first and second anniversaries of achievement. As of December 31, 2025, none of the PSUs had been earned. Mr. Hayes’s RSUs vest ratably over three years. The combination of performance and service-based vesting is designed to encourage strong performance and provide alignment with stockholders.

The other named executive officers did not participate in the Company’s standard 2025 annual executive officer grant program because either they were appointed or they separated from service during 2025. Rather, Mr. Hsieh and Mr. Marchetti received the awards described below as provided

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Executive Compensation
for in their respective employment agreements. PSUs granted to Mr. Hsieh and Mr. Marchetti in 2025 will vest in equal increments based on achievement of sustained closing stock price hurdles of $3, $5, and $7 of the Company’s Class A common stock over any consecutive 30-trading day period during the two-year performance period for Mr. Hsieh and the three-year performance period for Mr. Marchetti. In addition, Mr. Hsieh received the standard RSU award for directors described in the “Director Compensation” section above. Mr. Marchetti’s RSU award vests ratably over three years. Mr. Martell did not receive annual equity awards in 2025 related to his employment on account of his transition, but he did receive the RSU award below for his service as a Board Advisor, which would have vested in quarterly installments over a one-year period. Mr. Martell separated from service as a Board Advisor in July 2025 before any of those RSUs vested.

The number of RSU and PSU awards granted to each of the named executive officers in 2025 are provided in the following table.

Name	RSUs Granted in 2025(1)	Target PSUs Granted in 2025(2)(3)
Anthony Hsieh	98,425	1,500,000
David Hayes	602,190	602,189
Dominick Marchetti	146,370	2,000,000
Frank Martell	59,056	—
(1)    The RSU awards granted to Mr. Hsieh and Mr. Martell were granted on June 5, 2025, and vest ratably over four quarters. The RSU award granted to Mr. Hayes was granted on March 14, 2025, and vests ratably over three years. Mr. Marchetti’s RSU award was granted as of September 15, 2025 in connection with his employment agreement and vests ratably over three years. The grant date fair values of the RSU awards are calculated based on the $1.37, $1.27, and $4.27 closing prices of the Class A common stock on the trading day immediately prior to the grant date, or March 13, 2025, June 4, 2025, and September 14, 2025, respectively.
(2)    Mr. Hayes’ PSU award reflects 100% of the target of the performance-based PSU award approved by the Board. The actual number of shares ultimately received by a recipient will vary based on achievement of the performance criteria, with 1,204,378 shares being the maximum potential amount to be earned. The grant date fair values of the PSU awards are calculated based on the $1.37 closing price of the Class A common stock on March 13, 2025, the trading day immediately prior to the grant date.
(3)    PSU awards for Mr. Hsieh and Mr. Marchetti are market-based awards with achievement based on various stock price targets. The actual number of shares received by the recipient will vary based on the performance of the Company’s stock price, but earned shares cannot exceed the number of awards shown in the table. A Monte Carlo simulation model was used to value Mr. Hsieh’s market-based PSUs at $0.52 per share as of the March 14, 2025 grant date. A Monte Carlo simulation model was used to value Mr. Marchetti’s market-based PSUs at $4.20 per share as of the September 15, 2025 grant date.
In November 2025, the Compensation Committee certified that the average closing price of the Company’s Class A common stock traded over $3.00 for a consecutive 30-trading day period during the relevant performance periods for Mr. Hsieh and Mr. Marchetti, satisfying the share price PSU vesting criteria for 500,000 PSUs granted to Anthony Hsieh and 666,666 PSUs granted to Mr. Marchetti. These PSUs will vest on December 31, 2026, subject to continued service and otherwise in accordance with the terms of Mr. Hsieh’s and Mr. Marchetti’s respective PSU award agreements.
Agreements with Named Executive Officers
We have entered into employment agreements with our named executive officers. The material terms of these employment agreements are summarized below and are qualified by reference to the actual text of the agreements. All of the employment agreements, other than the Hsieh Letter Agreement, provide for severance payments and benefits upon certain terminations of employment, as described in more detail under “Additional Narrative Disclosure—Potential Payments Upon a Termination or Change in Control” below. In addition, each employment agreement provides that each named

27

Executive Compensation
executive officer is subject to standard covenants regarding innovation assignment, confidentiality, non-disparagement, and customer and employee noninterference.
Hsieh Employment Agreement
In connection with his appointment as Executive Chairman, Mortgage Operations in March 2025 and the Board’s expectation at that time that he would serve as interim Chief Executive Officer following the 2025 annual meeting of stockholders, Mr. Hsieh and the Company entered into the Hsieh Letter Agreement, as described above. See “Related Party Transactions” below for additional information regarding expenses reimbursed to Mr. Hsieh pursuant to the Hsieh Letter Agreement for business-related travel on a private aircraft owned by an entity controlled by him.
Martell Transition Agreement
On March 5, 2025, Mr. Martell entered into a transition and separation agreement and general release of claims (the “Transition Agreement”) with the Company whereby Mr. Martell agreed to continue to serve as President and Chief Executive Officer until June 4, 2025, following which he continued to provide services to the Company as a Board Advisor in a consulting capacity. Under the Transition Agreement, upon his execution of a release of claims, Mr. Martell received the following separation payments and benefits, which were generally consistent with the benefits that he was entitled to under his Executive Employment Agreement upon resignation for “good reason”: (i) severance of $1,600,000, equal to 24 months of base salary, paid in two installments in June 2025 and December 2025; (ii) a pro-rata annual bonus for 2025 paid at 60% of target; (iii) the payment or reimbursement of healthcare premiums through the earlier of June 4, 2027, or the date Mr. Martell and his dependents became eligible for healthcare under another employer’s plan; (iv) acceleration of all PSUs held by Mr. Martell, based on actual performance measured to the date of such termination, with a 30-day post-termination window during which achievement of performance goals still qualified; however, no PSUs were earned during such window; and (v) extension of the exercise period for vested but unexercised options until the earlier of (A) one year following the date of such termination or (B) the expiration date of the option. The Company paid up to $25,000 of reasonable legal fees and expenses incurred in connection with the Transition Agreement, and Mr. Martell receives certain indemnification and director and officer liability insurance protections. In addition, under the Transition Agreement, Mr. Martell provided transition services as a Board Advisor through July 27, 2025, when those services ended. Under the Transition Agreement, he received annualized consulting fees of $75,000 and an annual award of restricted stock units with a grant date fair value of no less than $75,000, which would have vested in quarterly installments over a one-year period. He received his outstanding RSUs that were scheduled to vest on July 19, 2025; however, his other outstanding equity did not continue to vest during his service as a Board Advisor.
Hayes and Marchetti Employment Agreements
We entered into executive employment agreements with Mr. Hayes in 2023 and Mr. Marchetti in 2025 that provide for initial three-year terms and automatically renew for successive one-year periods unless either party provides written notice at least 60 days prior to the end of the applicable renewable period. The employment agreements provide for at-will employment. Under the terms of the employment agreements, Mr. Hayes is entitled to receive an annual base salary of $500,000 and a target annual bonus of 140% of base salary and Mr. Marchetti is entitled to receive an annual base salary of $575,000 and a target annual bonus of 200% of base salary. The maximum annual bonus for Mr. Hayes is up to 200% of the target bonus. The bonuses are determined in the discretion of the Board (or a committee thereof), except that Mr. Marchetti was guaranteed a minimum bonus of $1,150,000, equal to his annual target for calendar year 2025. The employment agreements also

28

Executive Compensation
provide for standard benefits and eligibility to participate in our equity incentive plans. Mr. Marchetti’s agreement also provided that he would receive an inducement award of 2,000,000 PSUs, which is described in more detail above in the “—2025 Equity Awards” section, and $625,000 of RSUs.
Outstanding Equity Awards At 2025 Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity awards held by our named executive officers as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Anthony Hsieh
Mar 2025 PSUs(2)						500,000	$1,035,000	1,000,000	$2,070,000
Jun 2025 RSUs(3)						49,213	$101,871
David Hayes
Dec 2022 NQSOs	250,000	—	—	$2.12	7/3/2033
Mar 2024 RSUs(4)						133,334	$276,001
Apr 2024 RSUs(5)						234,042	$484,467
Apr 2024 PSUs(6)								234,042	$484,467
Mar 2025 RSUs(7)						602,190	$1,246,533
Mar 2025 PSUs(8)								602,189	$1,246,531
Dominick Marchetti
Sep 2025 RSUs(9)						146,370	$302,986
Sep 2025 PSUs(10)						666,666	$1,379,999	1,333,334	$2,760,000
(1)Amounts in these columns represent the market value of unvested RSUs and PSUs as of December 31, 2025, determined based on the closing price of the Company’s Class A common stock on December 31, 2025 of $2.07.
(2)Represents the PSUs that are eligible to vest based on the average closing price of the Company’s Class A common stock over any 30-consecutive trading day period during the period between the date of grant and March 6, 2027. The first of three performance metrics was achieved in the third quarter of 2025 resulting in 33% of the award scheduled to vest on December 31, 2026.
(3)These RSUs vested or vest in equal installments on each of February 27, 2026 and May 29, 2026.
(4)These RSUs vested or vest in equal installments on each of March 15, 2026 and March 15, 2027.
(5)These RSUs vested or vest in equal installments on each of April 15, 2026 and April 15, 2027.
(6)These PSUs vested or vest on April 15, 2026, and April 15, 2027, as the result of the achievement of the performance metric in the third quarter of 2024.
(7)These RSUs vested or vest in equal installments on each of March 14, 2026, March 14, 2027, and March 14, 2028.
(8)Represents PSUs that are eligible to vest from 0% to 200% of target vest based on the achievement of positive adjusted net income for each quarter between the date of the grant and June 30, 2026.
(9)These RSUs vest in equal installments on each of September 15, 2026, September 15, 2027, and September 15, 2028.
(10)Represents PSUs that are eligible to vest based on the average closing price of the Company’s Class A common stock over any 30-consecutive trading day period during the period between the date of grant and September 15, 2028. The first of three performance metrics was achieved in the fourth quarter of 2025 resulting in 33% of the award scheduled to vest on December 31, 2026.
Additional Narrative Disclosure
Retirement Benefits
Our named executive officers did not participate in or have account balances in qualified or nonqualified defined benefit plans, nonqualified defined contributions plans or other nonqualified deferred compensation plans maintained by us. Our named executive officers, other than Mr. Hsieh,

29

Additional Narrative Disclosure
participate in our 401(k) plan with matching contributions on the same basis as other eligible employees.
Potential Payments Upon a Termination or Change in Control
In the event Messrs. Hayes’s or Marchetti’s employment is terminated by the Company without “cause” or by the named executive officer for “good reason” not in connection with a “change in control” (each as defined in the employment agreements), each named executive officer will be entitled to receive the earned, but unpaid portion of his annual bonus for the prior fiscal year (if applicable) and, subject to their execution and non-revocation of a release of claims, (i) a lump sum payment equal to 12 months of the named executive officer’s base salary, (ii) a pro-rata annual bonus based on the actual achievement of the performance objectives for the fiscal year in which termination occurs, (iii) the payment or reimbursement of healthcare premiums through the earlier of (A) 12 months following the named executive officer’s date of termination and (B) the date the named executive officer becomes eligible for another healthcare plan, (iv) acceleration of all performance-based equity awards, based on actual performance measured to the date of such termination, with a 30-day post-termination window during which achievement of performance goals will still qualify and (v) extension of the exercise period for vested but unexercised options until the earlier of (A) one year following the date of such termination or (B) the expiration date of the option.
If Messrs. Hayes’s or Marchetti’s employment is terminated by the Company without “cause” or by the named executive officer for “good reason” during the period beginning 3 months prior to a change in control and ending 12 months after a change in control, then the same severance benefits will apply, except that (i) the lump sum payment will instead be equal to 2.0x the sum of Mr. Hayes’s base salary and target bonus and 1.5x the sum of Mr. Marchetti’s base salary and target bonus, (ii) the healthcare premiums will instead be through the earlier of (A) 18 months following the named executive officer’s date of termination and (B) the date the named executive officer becomes eligible for another healthcare plan, and (iii) any unvested equity awards held by the named executive officer shall immediately vest, with any performance-based vesting criteria being deemed earned at the greater of target or actual performance through the date of termination.
In the event any payment provided to any of our named executive officers would implicate Section 280G of the Code, the named executive officer would receive either (i) payment of the full amounts to which the named executive officer is entitled or (ii) payment of such lesser amount that does not trigger excise taxes under Section 280G of the Code, whichever results in the named executive officer receiving a higher amount after taking into account all federal, state and local income, excise and employment taxes.
Insider Trading Policy; Anti-Hedging/Pledging Policy
Our Board of Directors has adopted an Insider Trading Policy governing transactions involving our securities by all directors, officers, and employees of our Company and its subsidiaries, as well as the Company itself. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. Among other things, the Insider Trading Policy prohibits directors, executives and employees from engaging in any form of hedging transaction (derivatives, equity swaps, forwards, etc.) in loanDepot stock, including, without limitation, short sales and transactions involving publicly traded options. In addition, loanDepot’s directors, executives and employees are prohibited from holding loanDepot stock in margin accounts and from pledging loanDepot stock as collateral for loans. For additional information, please see our Insider Trading Policy, which has been filed as Exhibit 19.1 to our 2025 Annual Report on Form 10-K.

30

Additional Narrative Disclosure
Clawback Policy
Our Company has adopted a clawback policy applicable to all executive officers, including the named executive officers, that is intended to comply with, and to be administered and interpreted consistent with the requirements of Listing Standard 303A.14 adopted by the New York Stock Exchange to implement Rule 10D-1 under the Securities Act. The policy generally provides for the recoupment of excess incentive compensation received during the three full fiscal years prior to the date that the Company is required to prepare an accounting restatement of the Company’s financial statements. In addition, under Section 304 of the Sarbanes-Oxley Act of 2002, if our Company is required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, the chief executive officer and chief financial officer may be required to reimburse our Company for any bonus or other incentive-based or equity-based compensation received during the 12 months following the first public issuance of the non-complying document and any profits realized from the sale of securities of our Company during that twelve-month period.
Equity Compensation Plan Information
The following table sets forth information about LDI Class A common stock that may be issued under equity compensation plans as of December 31, 2025.

Name	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2) (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders(3)	18,263,533	$1.67	29,637,667
Equity Compensation Plans Not Approved by Security Holders(4)	2,452,412	$—	2,452,412
Total	20,715,945	$1.67	32,090,079
(1)This reflects outstanding RSU, PSUs (assuming target performance) and NQSOs as of December 31, 2025.
(2)RSUs and PSUs reflected in column (a) are not reflected in this column as they do not have an exercise price.
(3)Represents outstanding awards and LDI Class A common stock remaining available for issuance under the 2021 Plan.
(4)Represents outstanding awards and LDI Class A common stock remaining available for issuance under the loanDepot, Inc. 2022 Inducement Plan (the “Inducement Plan”). The materials terms of the Inducement Plan largely match the terms of the 2021 Plan; however awards under the Inducement Plan are intended to comply with the exemption from the stockholder approval requirement for “inducement grants” provided under Rule 303A.08 of the NYSE Listed Company Manual Rules. For more information regarding the Inducement Plan, please see Note 17 to our audited consolidated financial statements for the fiscal year ended December 31, 2025 included in our Annual Report on Form 10-K.

31

Pay Versus Performance
In accordance with the requirements of Item 402(v) of Regulation S-K, the following tables and graphs along with the accompanying footnotes and narrative provide information required by the SEC regarding executive compensation and certain measures of our performance in the three most recently completed fiscal years. The amount of compensation “actually paid” set forth in the initial table is calculated in the manner set forth in the SEC regulations and may not reflect amounts realized or realizable with respect to the covered compensation.

Year	Summary Compensation Table Total for First PEO ($)(1)	Summary Compensation Table Total for Second PEO ($)(1)	Compensation Actually Paid to First PEO ($)(2)	Compensation Actually Paid to Second PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return ($)(4)	Net Income (Loss) ($)
2025	2,082,493	2,518,273	3,079,146	(7,085,312)	6,637,975	4,233,386	126.06	(107,530,360)
2024	—	6,380,350	—	(10,582,266)	2,874,346	1,593,772	121.82	(202,150,970)
2023	—	8,265,534	—	24,854,604	2,726,298	8,602,154	213.33	(235,512,810)
(1)Represents the amounts reported for Mr. Hsieh (the “First PEO”) and Mr. Martell (the “Second PEO”) in the “Total” column of the “Summary Compensation Table” in each applicable year. Mr. Hsieh served as Chairman and Chief Executive Officer until April 27, 2022, at which point he became the Executive Chairman through February 6, 2023. Mr. Martell joined the company as President and Chief Executive Officer on April 27, 2022 and terminated employment on June 4, 2025. Mr. Hsieh was appointed Interim Chief Executive Officer on June 4, 2025, and permanent Chief Executive Officer and President on July 27, 2025.
(2)SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “compensation actually paid” as reported in the “Pay Versus Performance” table above. The valuation assumptions used to calculate fair values for purposes of the compensation actually paid calculation did not materially differ from those disclosed at the time of grant (as applicable). For purposes of the dividends paid on equity awards, the compensation actually paid amount includes dividends paid upon the vesting of RSUs during the period, that were previously declared on unvested awards. The following table details the applicable adjustments to the amount in the “Total” column of the “Summary Compensation Table” in 2025 that were made to determine “compensation actually paid” (amounts are averages for the Other NEOs):

Name	Summary Compensation Table Total ($)	Deduct “Stock Awards” and “Option Awards” reported in Summary Compensation Table ($)	Add Year- End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years which Vested in the Year ($)	Fair value at the end of the Prior Fiscal Year for Awards Granted in Prior Years and Forfeited During the Applicable Year	Add Value of any Dividends or Other Earnings Paid in the Year ($)	Compensation Actually Paid ($)
Mr. Hsieh (First PEO)	2,082,493	(905,000)	1,838,740	—	62,007	906	—	—	3,079,146
Mr. Martell (Second PEO)	2,518,273	(75,000)	—	—	—	58,318	(9,586,903)	—	(7,085,312)
Other NEOs	6,637,975	(5,337,499)	2,918,026	9,022	—	5,862	—	—	4,233,386
(3)Represents the average of the amounts reported for the named executive officers (NEOs) as a group (excluding the First PEO and Second PEO) in the “Total” column of the “Summary Compensation Table” in each applicable year. The names of each of the NEOs included for these purposes for 2025 are Messrs. Hayes and Marchetti, for 2024 are Mr. Hayes and Jeff Walsh, and for 2023 are Mr. Walsh and Jeff DerGurahian.
(4)Total stockholder return is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period (December 31, 2022).

32

Pay Versus Performance
Relationship Between Pay and Performance
The company’s executive compensation program reflects a variable pay for performance philosophy, with a large portion of each NEO’s compensation considered “at risk” and subject to variability with the Company’s performance, including stock price performance. The company generally seeks to incentivize long-term performance, and therefore does not specifically align the company’s performance measures with “compensation actually paid” (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between certain information presented in the Pay Versus Performance table during the period covered thereby. Amounts shown below for the “compensation actually paid” to the PEOs is based on the aggregate “compensation actually paid” to Messrs. Hsieh and Martell.

CAP vs Total Shareholder Return
30,000
25,000
20,000
15,000
10,000
5,000
-
(5,000)
(10,000)
(15,000)
Compensation Actually Paid ("CAP") $000's
225
200
175
150
125
100
Total Shareholder Return Value of Initial Fixed $100 Investment
2023
2024
2025
CAP to PEO
Average CAP to Non-PEO NEOs
Company TSR

CAP vs Net Income (Loss)
30,000
25,000
20,000
15,000
10,000
5,000
-
(5,000)
(10,000)
(15,000)
Compensation Actually Paid ("CAP") $000's
(100,000)
(200,000)
Net Income (Loss) $000's
2023
2024
2025
CAP to PEO
Average CAP to Non-PEO NEOs
Net Loss

33

Stock Ownership Information of Certain Beneficial Owners and Management
The following table sets forth information as of April 7, 2026 (or as of the date otherwise indicated below), concerning beneficial ownership by:
•each person known to us to beneficially own more than 5% of any class of our outstanding common stock;
•our directors and director nominees;
•each of the named executive officers listed in the “Summary Compensation Table”; and
•all of our directors and executive officers as a group.
Certain of our officers and directors (each, a “Continuing Member”, and as a group, the “Continuing Members”) hold some of their equity indirectly through one or more management holding companies, Trilogy Management Investors Six, LLC (“TMI 6”), Trilogy Management Investors Seven, LLC (“TMI 7”), or Trilogy Management Investors Eight, LLC (“TMI 8” and together with TMI 6 and TMI 7, each are referred to herein as a “Trilogy Entity,” and together, the “Trilogy Entities”). Upon such equity being granted by our subsidiary holding company, LD Holdings Group LLC (“LD Holdings”) to the Continuing Members, the units of LD Holdings (“Historical Holdco Units”) being granted were immediately contributed to and exchanged for an equal number of units of the applicable Trilogy Entity (“TMI Units”). As part of our IPO restructure, all of the outstanding Historical Holdco Units (including those held by the Trilogy Entities) were equitably adjusted and converted into and exchanged for a number of Class A Common Units of LD Holdings (the “Holdco Units”), and the Company also issued to each Trilogy Entity that number of shares of Class C common stock that was equal to the number of Holdco Units held by each respective Trilogy Entity. On February 11, 2026, all outstanding Class C common stock automatically converted into Class B common stock and all outstanding Class D common stock automatically converted into Class A common stock.
Continuing Members have the right to redeem units of the Trilogy Entities that can be exercised in whole or in part. Upon surrender of the applicable Trilogy Entity’s units (“Surrendered TMI Units”), the Continuing Member directs the Trilogy Entity to convert a number of Class B common stock (together with an equal number of Holdco Units) equal to the Surrendered TMI Units in exchange for LDI’s issuance to the Continuing Member of LDI Class A common stock on a one-for-one basis, subject to approval of the LDI Board of Directors. Anthony Hsieh, our founder, Executive Chairman and CEO, is the sole manager of each of the Trilogy Entities and has sole voting power over the Class B common stock they hold until such shares are converted and issued as LDI Class A common stock to the Continuing Members (together the “Hsieh Stockholders”). The Class B common stock held by the Trilogy Entities for the benefit of our executive officers and directors are reflected in the table below as being held solely by Anthony Hsieh; footnotes 2, 8 and 10 to the table provide further detail.
If the employment by the Company of an executive officer holding TMI Units is terminated for “cause” (as defined in each respective unit grant agreement), all of their TMI Units will be forfeited. In the event of such executive officer’s termination of employment, we will have the option to purchase some or all of the executive officer’s TMI Units for the fair market value of such TMI Units on the repurchase date.
Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities or have the right to acquire such voting power or investment

34

Stock Ownership Information of Certain Beneficial Owners and Management
power within 60 days. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them (or, in the case of individual stockholders, the individual may share power with such individual’s spouse). Except as otherwise indicated, the address for each beneficial owner listed in the table below is c/o loanDepot.com, LLC, 6561 Irvine Center Drive, Irvine, California 92618.

	Class A Common Stock Beneficially Owned(1)		Class B Common Stock Beneficially Owned(1)		Combined Voting Power(1)(2)
Name of Beneficial Owner	#	%	#	%	%
Certain Stockholders
Parthenon Stockholders(3)	103,557,072	44.9%	—	—%	30.7%
Directors and Named Executive Officers
Andrew Dodson(3)	see footnotes	*	—	—%	*
Brian Golson(3)(4)	103,559,572	44.9%	—	—%	30.7%
David Hayes(5)(6)(7)	1,092,417	*	—	—%	*
Anthony Hsieh(5)(8)(9)	217,496	*	106,207,433	100.0%	31.6%
John Lee(5)	323,156	*	—	—%	*
Dawn Lepore(5)(10)	380,088	*	—	—%	*
Dominick Marchetti	—	*	—	—%	*
Frank Martell	1,097,725	*	—	—%	*
Steven Ozonian(5)	217,496	*	—	—%	*
Pamela Patenaude(5)	342,900	*	—	—%	*
Executive Officers and Directors as a Group (13 persons)(5)(6)(10)	115,882,030	49.6%	106,207,433	100.0%	65.7%
*Less than one percent.
(1)Each holder of Class A common stock and Class B common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. Our Class B common stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock.
(2)Percentage of combined voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock voting together as a single class. Mr. Hsieh has the right to vote all of the shares of Class B common stock. However, certain Continuing Members also beneficially own certain of these shares because they have a right to direct the applicable Trilogy Entity to convert a number of shares of Class B common stock (together with an equal number of Holdco Units) equal to the Surrendered TMI Units in exchange for our issuance to the Continuing Member of LDI Class A common stock on a one-for-one basis, subject to approval of our Board of Directors. Consequently, the Combined Voting Power (as reported in the table above) exceeds the total actual Combined Voting Power.
(3)This information is based on the latest information available to the Company. The “Parthenon Stockholders” include the following:

	Class A Common Stock Beneficially Owned
	#	%
Parthenon Stockholders
PCP Managers, L.P.	3,685,774	1.6%
Parthenon Investors III, L.P.	86,690,107	37.6%
PCap Partners III, LLC	3,806,478	1.6%
Parthenon Investors IV, L.P.	7,207,594	3.1%
PCP Partners IV, L.P.	322,492	0.1%
Parthenon Capital Partners Fund, L.P.	1,657,560	0.7%
Parthenon Capital Partners Fund II, L.P.	137,853	0.1%
Total Parthenon	103,507,858	44.9%
Also includes 49,214 shares of Class A common stock issuable upon vesting of RSUs within sixty (60) days of the Record Date, held in the name of PCP Managers GP, LLC for the benefit of PCP Managers, L.P.

35

Stock Ownership Information of Certain Beneficial Owners and Management
PCP Managers GP, LLC is the general partner of PCP Managers, L.P., a registered investment adviser under the Investment Advisers Act of 1940, as amended. PCP Managers, L.P. is the managing member of PCap Partners III, LLC, which is the general partner of Parthenon Investors III, L.P. PCP Managers, L.P. is also the general partner of PCP Partners IV, L.P., which is the general partner of Parthenon Investors IV, L.P. PCP Managers, L.P. is also the general partner of Parthenon Capital Partners Fund, L.P. and Parthenon Capital Partners Fund II, L.P. David Ament and Brian Golson are the managing members of PCP Managers GP, LLC. In addition, Mr. Golson serves as a Co-CEO and a Managing Partner at Parthenon Capital, an affiliate of each of the Parthenon Stockholders and Andrew Dodson serves as Managing Partner at Parthenon Capital. Mr. Golson and Mr. Dodson serve as directors of the Company in their capacity as representatives of the Parthenon Stockholders. Each of the above listed persons may be deemed to beneficially own the securities owned of record by the Parthenon Stockholders and PCP Managers, L.P. However, each expressly disclaims beneficial ownership of such securities, except to the extent of his or its pecuniary interest therein. The address for the foregoing persons is c/o Parthenon Capital Partners, Four Embarcadero Center, Suite 3610, San Francisco, California 94111.
(4)According to a Schedule 13G/A filed with the SEC by PCP Managers GP, LLC, Mr. Golson, and Mr. Ament on February 17, 2026, Mr. Golson oversees 2,500 shares of LDI Class A common stock held of record by Mr. Golson's father.
(5)Includes shares of Class A common stock issuable upon vesting of RSUs within sixty (60) days of the Record Date, held by: Mr. Hayes - 117,021, Mr. Hsieh - 24,607, Mr. Lee - 24,607, Ms. Lepore - 24,607, Mr. Ozonian - 24,607, Ms. Patenaude - 24,607, and all other executive officers - 173,758.
(6)Includes shares of Class A common stock issuable upon vesting of PSUs within sixty (60) days of the Record Date, held by: Mr. Hayes - 117,021 and all other executive officers - 173,758.
(7)Includes shares of Class A common stock issuable upon the exercise of stock options that have already vested for: Mr. Hayes - 250,000.
(8)Mr. Hsieh’s holdings consist of (i) 217,496 shares of Class A common stock, including 24,607 RSUs that vest within sixty (60) days of the record date (ii) 3,114,521 shares of Class B common stock held by The JLSSAA Family Trust, (iii) 4,310,497 shares of Class B common stock held by JLSA, LLC, (iv) 24,945,633 shares of Class B common stock held by Trilogy Mortgage Holdings, Inc., (v) 68,530,250 shares of Class B common stock held by TMI 6, (vi) 5,081,524 shares of Class B common stock held by TMI 7 and (vii) 225,008 shares of Class B common stock held by TMI 8. Mr. Hsieh is deemed to have beneficial ownership and voting and investment power over all of these securities. Mr. Hsieh only holds a pecuniary interest in 66,404,880 of the Class B shares held by TMI 6.
(9)Except for affiliates of Mr. Hsieh, shares of Class B common stock held for the benefit of certain executive officers and directors are done so through intermediate holding entities, TMI 6, TMI 7, and TMI 8. The Trilogy Entities are controlled and managed by Mr. Hsieh, who holds a pecuniary interest in TMI 6 only. Mr. Hsieh has voting power for the shares held by the Trilogy Entities in his role as manager of each Trilogy Entity.
(10)Includes shares of Class A common stock that the following individuals have a right to acquire within 60 days of the record date by directing the conversion of shares of Class B common stock (together with the surrender of an equal number of Holdco Units) in exchange for an equal number of our Class A common stock, subject to Board approval: Ms. Lepore – 147,130, and other executive officers totaling 1,598,390. See also footnotes 2 and 8 above.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires loanDepot’s directors, certain officers and persons who own more than 10% of a registered class of loanDepot’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. To our knowledge, based solely on our review of Forms 3, 4 and 5 filed with the SEC or written representations that no Form 5 was required, during the year ended December 31, 2025, we believe that our directors, officers and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act.

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Related Party Transactions
Policies and Procedures
We have adopted a written policy and procedures regarding related person transactions whereby our Audit Committee is generally responsible for reviewing and approving transactions involving amounts in excess of $120,000 between us or any of our subsidiaries and any related person (defined to include our executive officers, directors or director nominees, any greater than 5% beneficial owner of our common stock, and any immediate family member of any of the foregoing persons) in which one or more of such related persons has a direct or indirect material interest. If the proposed transaction involves less than $1,000,000, then the chair of the Audit Committee may approve the transaction. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or approval of the transaction. In determining whether to approve or ratify any such transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Certain transactions, including compensatory arrangements reported in this proxy statement for our named executive officers and directors of our Company and ordinary course mortgage loans or loan servicing arrangements, are deemed to be pre-approved by the Audit Committee under the terms of the policy. In cases where the potential transaction would involve the executive officer, director, large stockholder or any of their immediate family members only in an indirect fashion, the policy does not apply where such indirect interest results solely from ownership of less than 10% of, or being a director of, the entity entering into the transaction with our Company.

In addition, our Code of Ethics requires that all of our employees and directors inform the Company of any material transaction or relationship that comes to their attention that could reasonably be expected to create a conflict of interest.
Other than the transactions described below, we are not aware of any other related party transactions that require disclosure under the SEC rules since the beginning of our last two completed fiscal years.
Reorganization Transactions
Prior to the IPO, we completed a reorganization by changing our equity structure to create a single class of equity units in LD Holdings (the “Reorganization Transactions”). Prior to the Reorganization Transactions, our capital structure consisted of different classes of membership interests held by the members of LD Holdings (including the Trilogy Entities). The equity interests of LD Holdings were then equitably adjusted and exchanged for Holdco Units and LDI issued an equal number of Class C common stock to the holders of Holdco Units. The Continuing Members through their ownership of TMI Units have the right to cause the applicable Trilogy Entity to exchange on their behalf both one Holdco Unit and one share of Class B common stock or Class C common stock, as applicable, for cash or one LDI Class A Share at our election, subject to customary conversion rate adjustments for stock splits, stock dividends, and reclassifications. In addition, in connection with the IPO and the Reorganization Transactions, our private equity sponsor, Parthenon Capital Partners exchanged their equity interest in LD Holdings for shares of LDI’s Class D common stock.

37

Related Party Transactions
Registration Rights and Stockholders Agreements
We are party to a Registration Rights Agreement, dated February 16, 2021, under which we were required in 2024 and we may again be required to register the sale of shares of our Class A common stock held by the Hsieh Stockholders and the Parthenon Stockholders. The registration rights agreement also requires us under certain conditions to make available and keep effective shelf registration statements permitting sales of shares into the market from time to time over an extended period. In addition, the Hsieh Stockholders and the Parthenon Stockholders have the ability to exercise certain demand registration rights and/or piggyback registration rights in connection with registered offerings requested by any of such holders or initiated by us.

Additionally, we are party to a Stockholders Agreement, amended as of April 21, 2022, with the Hsieh Stockholders and the Parthenon Stockholders (and their respective permitted transferees thereunder party thereto from time to time). Pursuant to the Stockholders Agreement, the Parthenon Stockholders have (i) the right to designate two nominees for election to the Board so long as such group owns at least 15% of the total voting power of our common stock, and (ii) otherwise one nominee for election to the Board so long as such group owns at least 5% of the total voting power of our common stock. Additionally, the Hsieh Stockholders, have (i) the right to designate two nominees for election to the Board so long as such group owns at least 5% of the total voting power of our common stock, and (ii) upon the Parthenon Stockholders’ ceasing to own more than 15% of the total voting power of our common stock, the Hsieh Stockholders shall have the right to designate an additional nominee to the Board so long as (a) such nominee is independent under the NYSE listing standards and (b) the Hsieh Stockholders own greater than 25% of the total voting power of our common stock. The Hsieh Stockholders and the Parthenon Stockholders each additionally agreed to take all necessary action (to the extent such actions are permitted by applicable law and, in the case of any action by the Company that requires a vote or other action on the part of the Board, to the extent such action is consistent with the fiduciary duties that the Company’s directors have in such capacity), including voting their respective shares of common stock, to cause the election of the directors nominated by such other group in accordance with the terms of the Stockholders Agreement, and will each be entitled to propose the replacement for any of its Board designees whose Board service ceases for any reason; provided such person is qualified to serve in such capacity, as determined by the Board in its reasonable discretion. Subject to having the right to designate at least one director for nomination under the Stockholders Agreement and subject to applicable laws and stock exchange regulations, the Hsieh Stockholders have certain designation rights with respect to the Compensation Committee and the Nominating and Corporate Governance Committee, and the Parthenon Stockholders have certain designation rights with respect to any mergers and acquisition, capital markets or similar committee. The Stockholders Agreement also provides that, as long as the Hsieh Stockholders have the right to designate at least one director for nomination under the Stockholders Agreement, the Company and stockholders will take necessary action (as described above) that Mr. Hsieh shall be the Chairman of the Board and a Class III director, and there shall be no lead independent director without the prior written approval of the Hsieh Stockholders. Pursuant to the Stockholders Agreement, the Company also agreed to provide the Hsieh Stockholders with certain preemptive rights on the issuance of additional common stock, or other equity securities of the Company convertible into, exercisable for or exchangeable into common stock, subject to certain exceptions.
Hsieh Settlement and Cooperation Agreement
We are party to an Amended and Restated Settlement and Cooperation agreement, effective as of March 6, 2025 (the “A&R Cooperation Agreement”), with the Hsieh Stockholders. The A&R

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Related Party Transactions
Cooperation Agreement amends and restates the settlement and cooperation agreement between the Company and the Hsieh Stockholders previously entered into on April 4, 2023. Pursuant to the terms of the A&R Cooperation Agreement, among other historical matters, the Hsieh Stockholders had generally agreed to reinstate and extend the previously expired customary standstill, voting and other obligations with respect to the election or removal of directors until the date that is 30 days prior to the deadline for stockholder nominations for director elections for the Company’s 2026 annual meeting of stockholders.
Tax Receivable Agreement
The members of LD Holdings (excluding LD Investment Holdings, Inc.) prior to our IPO (the “Continuing Members”) may from time to time (subject to the terms of the Holdings LLC Agreement regarding exchange rights) exchange an equal number of Holdco Units and shares of Class B or Class C common stock for cash or for shares of Class A common stock of loanDepot, Inc. on a one-for-one basis, at our election. LD Holdings (and each of its subsidiaries classified as a partnership for federal income tax purposes) made an election under Section 754 of the Code effective for the 2021 taxable year and each subsequent taxable year in which an exchange of Holdco Units and shares of Class B or Class C common stock for shares of Class A common stock occurs. Our purchase of Holdco Units, in connection with our initial public offering, from certain owners of Holdco Units (the “Exchanging Members”) and the exchanges of Holdco Units and shares of Class B or Class C common stock for shares of Class A common stock are expected to result, with respect to loanDepot, Inc., in increases in the tax basis of the assets of LD Holdings that otherwise would not have been available. These increases in tax basis may reduce the amount of tax that loanDepot, Inc. would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain assets to the extent tax basis is allocated to those assets.
We are party to a tax receivable agreement with the Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing Members, as part of the consideration received by such Continuing Members in exchange for the sale of Holdco Units to loanDepot, Inc., that will provide for the payment from time to time by loanDepot, Inc. to such parties or their permitted assignees of 85% of the amount of the tax benefits, if any, that loanDepot, Inc. realizes or under certain circumstances (such as a change of control) is deemed to realize as a result of (i) the aforementioned increases in tax basis, (ii) any incremental tax basis adjustments attributable to payments made pursuant to the tax receivable agreement and (iii) any deemed interest deductions arising from payments made by us under the tax receivable agreement. These payment obligations are obligations of loanDepot, Inc. and not of LD Holdings. For purposes of the tax receivable agreement, subject to certain exceptions noted below, the benefit deemed realized by loanDepot, Inc. generally will be computed by comparing the actual income tax liability of loanDepot, Inc. (calculated with certain assumptions) to the amount of such taxes that loanDepot, Inc. would have been required to pay had there been no increase to the tax basis of the assets of LD Holdings as a result of our purchase of Holdco Units from the Exchanging Members in connection with our initial public offering and the exchanges of Holdco Units and had loanDepot, Inc. not derived any tax benefits in respect of payments made under the tax receivable agreement. The term of the tax receivable agreement will continue until all such tax benefits have been utilized or deemed utilized or expired, unless we materially breach any of our material obligations under the agreement, elect an early termination of the agreement or undergo a change of control. Estimating the amount of payments that may be made under the tax receivable agreement is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis, as well as the amount and

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Related Party Transactions
timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including:
•the timing of any subsequent exchanges of Holdco Units – for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of LD Holdings at the time of each exchange;
•the price of shares of our Class A common stock at or around the time of the exchange—the increase in any tax deductions, as well as the tax basis increase in other assets, of LD Holdings is affected by the price of shares of our Class A common stock at the time of the exchange;
•the extent to which such exchanges are taxable – if an exchange is not taxable for any reason, increased deductions will not be available;
•the amount and timing of our income – loanDepot, Inc. generally will be required to pay 85% of the deemed benefits as and when deemed realized; and
•the allocation of basis increases among the assets of LD Holdings and certain tax elections affecting depreciation.

Assuming no material changes in the relevant tax law and that we earn sufficient taxable income to realize all tax benefits that are subject to the tax receivable agreement, we expect that the tax savings associated with the purchase of Holdco Units from the Exchanging Members in connection with future exchanges of Holdco Units and Class B or C Common Stock as described above would aggregate to approximately $270.1 million over the 15 years ending on December 31, 2040 assuming that all future exchanges of Holdco Units occurred on December 31, 2025, based on the Class A Common stock price on that date. Under such scenario, we would be required to pay to the Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing LLC Members or their permitted assignees approximately 85% of such amount, or approximately $22.6 million, over the 15 years ending on December 31, 2040. The Company made a tax receivable agreement benefit payment of $2.9 million in 2025 related to the 2024 calendar year, consisting of $1.3 million paid to Mr. Hsieh and $1.6 million paid to the Parthenon Stockholders. In addition, the Company made a tax receivable agreement benefit payment of $2.6 million in 2022 for the 2021 calendar year, of which $1.2 million was paid to Mr. Hsieh and $1.4 million was paid to the Parthenon Stockholders. We note, however, that the analysis set forth above assumes no material changes in the relevant tax law. We are not able to predict the specific effect of such future tax legislation on this analysis.
If LD Holdings does not have taxable income, loanDepot, Inc. generally is not required to make payments under the tax receivable agreement for that taxable year because no benefit actually will have been realized. Nevertheless, any tax benefits that do not result in realized benefits in a given tax year likely will generate tax attributes that may be utilized to generate benefits in previous or future tax years and the utilization of such tax attributes will result in payments under the tax receivable agreement. We expect that the payments that we may make under the tax receivable agreement will be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, (a) the payments under the tax receivable agreement exceeded the actual benefits we realize in respect of the tax attributes subject to the tax receivable agreement and/or (b) distributions to loanDepot, Inc. by LD Holdings are not sufficient to permit loanDepot, Inc. to make payments under the tax receivable agreement after it has paid its taxes and other obligations. loanDepot, Inc.’s obligations pursuant to the tax receivable agreement will rank pari passu with its other general trade credit obligations. The payments under the tax receivable agreement are not conditioned upon any recipient’s continued ownership of us or LD Holdings. The Parthenon Stockholders, Parthenon affiliates owning Holdco Units and certain of the Continuing Members will

40

Related Party Transactions
receive payments under the tax receivable agreement until such time that they validly assign or otherwise transfer their rights to receive such payments.
The effects of the tax receivable agreement on our consolidated balance sheet upon purchase or exchange of Holdco Units are as follows:
•we will record an increase in deferred tax assets for the estimated income tax effects of the increase in the tax basis of the assets owned by loanDepot, Inc. based on enacted federal, state and local income tax rates at the date of the exchange or purchase. To the extent we estimate that we will not realize the full benefit represented by the deferred tax asset, based on an analysis of expected future earnings, we will reduce the deferred tax asset with a valuation allowance;
•we will record an increase in liabilities for 85% of the estimated realizable tax benefit resulting from (i) the increase in the tax basis of the purchased or exchanged interests as noted above and (ii) certain other tax benefits subject to the tax receivable agreement; and
•we will record an increase to additional paid-in capital in an amount equal to the difference between the increase in deferred tax assets and the increase in liability due to the Parthenon Stockholders and certain of the Continuing Members under the tax receivable agreement. The amounts to be recorded for both the deferred tax assets and the liability for our obligations under the tax receivable agreement have been estimated. All of the effects of changes in any of our estimates after the date of the exchange or purchase will be included in our net income. Similarly, the effect of subsequent changes in the enacted tax rates will be included in net income.
Payments under the tax receivable agreement will be based on the tax reporting positions that we determine in accordance with the tax receivable agreement. Although we do not currently anticipate that the IRS would have a basis for a successful challenge with respect to a tax basis increase, we will not be reimbursed for any payments previously made under the tax receivable agreement if the IRS subsequently disallows part or all of the tax benefits that gave rise to such prior payments, although future payments under the tax receivable agreement will be reduced on account of such disallowances. As a result, in certain circumstances, payments could be made under the tax receivable agreement that are significantly in excess of the benefits that we actually realize in respect of (a) the increases in tax basis resulting from our purchases or exchanges of Holdco Units (b) any incremental tax basis adjustments attributable to payments made pursuant to the tax receivable agreement and (c) any deemed interest deductions arising from our payments under the tax receivable agreement. Decisions made by the Parthenon Stockholders and the Continuing Members in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that we are required to make under the tax receivable agreement. For example, the earlier disposition of assets following an exchange or acquisition transaction generally will accelerate payments under the tax receivable agreement and increase the present value of such payments, and the disposition of assets before an exchange or acquisition transaction will increase the Parthenon Stockholders’ and the Continuing Members’ tax liability without giving rise to any obligations to make payments under the tax receivable agreement. Payments generally are due under the tax receivable agreement within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments will begin to accrue at a rate of LIBOR (or, now in the absence of LIBOR, the Secured Overnight Financing Rate) plus 100 basis points from the due date (without extensions) of such tax return.
Additionally the tax receivable agreement provides that (1) in the event that we materially breach any of our material obligations under the agreement, whether as a result of failure to make any payment,

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Related Party Transactions
failure to honor any other material obligation required thereunder or by operation of law as a result of the rejection of the agreements in a bankruptcy or otherwise, (2) if, at any time, we elect an early termination of the agreement, or (3) upon a change of control of the Company, our (or our successor’s) obligations under the agreements (with respect to all Holdco Units, whether or not such units have been exchanged or acquired before or after such election) would accelerate and become payable in a lump sum amount equal to the present value of the anticipated future tax benefits calculated based on certain assumptions. These assumptions will include the assumptions that (i) we (or our successor) will have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits subject to the tax receivable agreement, (ii) we (or our successor) will utilize any loss carryovers generated by the increased tax deductions as quickly as allowable by law, and (iii) LD Holdings and its subsidiaries will sell certain nonamortizable assets (and realize certain related tax benefits) no later than a specified date. As a result of the foregoing, if we materially breach a material obligation under the agreement, experience a change of control, or if we elect to terminate the agreement early, we would be required to make an immediate lump sum payment equal to the present value of the anticipated future tax savings, which payment may be made significantly in advance of the actual realization of such future tax savings. In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our liquidity. There can be no assurance that we will be able to fund or finance our obligations under the tax receivable agreement.
Additionally, the obligation to make tax receivable payments based on these assumptions upon a change of control may deter potential acquirers, which could negatively affect our stockholders’ potential returns.
Limited Liability Company Agreement of LD Holdings
loanDepot, Inc. holds a significant equity interest in LD Holdings and is entitled to appoint the board of managers of LD Holdings, subject to the Stockholders Agreement. Accordingly, loanDepot, Inc. operates and controls all of the business and affairs of LD Holdings and, through LD Holdings and its operating entity subsidiaries, conducts our business.
The LD Holdings LLC Agreement provides for Holdco Units. Under the Holdings LLC Agreement, the board of managers of LD Holdings has the right to determine when distributions (other than tax distributions) will be made to unitholders of LD Holdings and the amount of any such distributions. If a distribution with respect to Holdco Units is authorized, such distribution will be made to the holders of Holdco Units pro rata based on their holdings of Holdco Units.
The holders of Holdco Units, including loanDepot, Inc., will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of LD Holdings. Net profits and net losses of LD Holdings will generally be allocated to the holders of Holdco Units (including loanDepot, Inc.) pro rata in accordance with their respective share of the net profits and net losses of LD Holdings. The Holdings LLC Agreement will provide for cash distributions, which we refer to as “tax distributions,” based on certain assumptions, to the holders of Holdco Units (including loanDepot, Inc.) pro rata based on their Holdco Units. Generally, these tax distributions to holders of Holdco Units will be an amount equal to our estimate of the taxable income of LD Holdings, net of taxable losses, allocable per Holdco Unit multiplied by an assumed tax rate equal to the highest effective marginal combined U.S. federal, state and local income tax rate prescribed for an individual or corporation resident in California (based on the character and source of the taxable income actually recognized). However, because tax distributions will be determined based on the holder of Holdco Units who is allocated the largest amount of taxable income on a per unit basis, LD Holdings may be required to make tax distributions that, in the aggregate, may exceed the amount of taxes that LD Holdings would have

42

Related Party Transactions
paid if it were taxed on its net income at the assumed rate. Any distributions will be subject to available cash and applicable law.
In addition, in certain circumstances, to the extent that tax distributions made to loanDepot, Inc. exceed the actual tax liability to which loanDepot, Inc. is subject from time to time, such “excess” tax distributions will be contributed to and used by LD Holdings and its operating entity subsidiaries for working capital, liquidity and other operating needs.
Under the Holdings LLC Agreement, the Continuing Members (or certain permitted transferees thereof) will have the right, subject to the terms of the Holdings LLC Agreement, to exchange their Holdco Units (together with a corresponding number of shares of Class B common stock or Class C common stock, as applicable) for cash or shares of our Class A common stock on a one-for-one basis (at our election), subject to customary conversion rate adjustments for stock splits, stock dividends, reclassifications and other similar transactions. The Holdings LLC Agreement will provide that as a general matter a Continuing LLC Member will not have the right to exchange Holdco Units if we determine that such exchange would be prohibited by law or regulation or would violate other agreements with us to which the Continuing LLC Member may be subject. We may impose additional restrictions on exchange that we determine to be necessary or advisable so that LD Holdings is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a Continuing LLC Member exchanges Holdco Units for shares of Class A common stock, the number of Holdco Units held by loanDepot, Inc. is correspondingly increased as it acquires the exchanged Holdco Units, and a corresponding number of shares of Class B common stock or Class C common stock, as applicable, are cancelled.
Other Related Party Transactions
Steven Ozonian is one of our directors and the Chief Executive Officer of Williston Financial Group. The Company made payments to WFG National Title Insurance Company, an affiliate of Williston Financial Group, of approximately $152,000 for 2024, $146,000 for 2025 and $56,000 for the first quarter of 2026, for property searches and data.

Dominick Marchetti, our Chief Digital Officer, is the sole owner of Mezzo LLC. Since Mr. Marchetti joined the Company in August 2025 and through December 31, 2025, the Company made payments to Mezzo of approximately $570,000 and during the first quarter of 2026 of approximately $315,000 for consulting services. In 2026, the Company entered into a contract with Mezzo for platform services designed to manage multiple vendors providing verification and other loan-related services with a transaction-based fee estimated in the aggregate at $250,000 to $500,000 for 2026, with adjustments based on usage for future years.

In the ordinary course of business, we serviced two loans that we do not own for one of our directors, John Lee. The largest outstanding principal loan balance during 2025 for each of Mr. Lee’s loans was approximately $400,000 and $180,000 and during 2024 it was approximately $430,000 and $185,000. The fees we earned for servicing these loans in 2025 and 2024 totaled approximately $2,400 and $3,600, respectively.

The Company reimbursed, or paid on behalf of, Anthony Hsieh, our CEO, approximately $193,000 during 2025, and approximately $143,000 during the first quarter of 2026, for costs for business-related travel on a private aircraft owned by JLSSAA LLC, an entity controlled by him. Other travelers may occasionally accompany Mr. Hsieh on these flights at no or de minimis incremental cost to the Company. These reimbursements were made consistent with his expense reimbursement allowance provided for under the Hsieh Letter Agreement, as discussed beginning on page 24.

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Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although stockholder ratification of the appointment of EY is not required by law, we are submitting the appointment to our stockholders for ratification as a matter of good corporate governance. If stockholders do not ratify the appointment of EY, the Audit Committee will reconsider the appointment. Even if stockholders ratify the appointment of EY, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
Representatives of EY are expected to attend the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Selection and Oversight of External Auditor
The Audit Committee appoints, compensates, oversees, and manages loanDepot’s relationship with its independent registered public accounting firm, which reports directly to the Audit Committee.
EY has served as loanDepot’s independent registered public accounting firm since our inception in February 2021. In selecting loanDepot’s independent registered public accounting firm, the Audit Committee assesses the firm’s qualifications and performance; the quality and candor of their communications with the Audit Committee and the Company; their independence; their objectivity and professionalism; the benefits of audit firm or lead partner rotations; and the comprehensiveness of evaluations of internal controls. The Audit Committee considers the relative costs, benefits, challenges, and other potential impacts of selecting a different independent public accounting firm.
In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead audit partners, the Audit Committee requires a regular rotation of the lead audit partner at the Company’s independent auditor. The process for consideration and selection of loanDepot’s lead audit partner pursuant to this rotation policy involves a comprehensive review process in which management and the chair of the Audit Committee participate.
The Board of Directors recommends that you vote “FOR” the ratification of Ernst & Young LLP.

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Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Principal Accounting Fees and Services
The following table shows the fees billed to loanDepot for services rendered by EY during the years ended December 31, 2025 and 2024.

	2025	2024
Audit fees	$3,071,075	$3,241,880
Audit-related fees	360,200	255,200
Tax Fees	1,215,888	1,009,962
Total	$4,647,163	$4,507,042
Audit Fees
Audit fees consist of fees billed to the Company and its consolidated subsidiaries by EY for the audits of the Company’s annual consolidated financial statements, reviews of the Company’s consolidated interim financial statements, and services that are normally provided by EY in connection with statutory and regulatory filings or engagements.
Audit-Related Fees
Audit-related fees consist primarily of fees billed to the Company and its consolidated subsidiaries by EY for assurance‑related services, including attestation and compliance procedures, that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under audit fees.
Tax Fees
Tax fees consist of fees billed to the Company and its consolidated subsidiaries by EY for professional services rendered by EY for corporate tax compliance, planning and advisory services. Tax compliance fees totaled $1,024,574 and $855,040 for 2025 and 2024, respectively. Tax planning and advisory fees totaled $191,314 and $154,922 for 2025 and 2024, respectively.
Audit Committee Pre-Approval
The Audit Committee’s policy is to pre-approve all audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee, or the Audit Committee chair pursuant to delegated authority, approved all of the fees above pursuant to its policy. In reviewing and approving audit and non-audit service fees, the Audit Committee considers several factors, including the scope of work and fee structure, as well as an assessment of the impact on auditor independence.

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Report of the Audit Committee of the Board
Our management is primarily responsible for loanDepot’s internal control and financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of loanDepot’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of loanDepot’s internal control over financial reporting. The Audit Committee monitors loanDepot’s financial reporting process and reports to the Board on its findings. In this context, the Audit Committee hereby reports as follows:
1.The Audit Committee has reviewed and discussed the audited financial statements with loanDepot’s management.
2.The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
3.The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
4.Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in loanDepot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE Steven Ozonian (Chair) Dawn Lepore Pamela Patenaude

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Proposal No. 3: Advisory Vote to Approve the Compensation of Our Named Executive Officers
Our Board and Compensation Committee are committed to executive compensation programs that align the interests of our executives with those of our long-term stockholders. We refer to this proposal as a “Say on Pay” proposal. As part of its process in determining executive compensation levels for 2025, the Compensation Committee has reviewed the results of last year’s Say on Pay proposal, in which approximately 98.8% of our Company’s shares present and entitled to vote approved, on an advisory basis, 2024 executive compensation. The stockholder support for the prior Say on Pay proposal reinforces the Compensation Committee’s belief that it should continue its practice of implementing and overseeing executive compensation programs that generally provide for compensation positioned at the median of market, with variations driven by key expertise, performance, in-demand skill sets, location, and other related factors; a close alignment between pay and performance; and a significant proportion of total pay weighted in incentive compensation that is aligned with long-term stockholder outcomes.
The Executive Compensation portion of this proxy statement contains information with respect to our compensation program for our named executive officers for fiscal 2025. We believe that we maintain a compensation program deserving of stockholder support. Accordingly, the Board recommends stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement.
As an advisory vote in accordance with Section 14A of the Exchange Act, this proposal is not binding on loanDepot, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding our named executive officers. We anticipate holding the next advisory vote to approve executive compensation of our named executive officers next year.
Recommendation of the Board
Our Board recommends a vote FOR the approval of the following resolution:
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2025, as described in the compensation tables and narrative discussion accompanying such compensation table, in this Proxy Statement.”

47

Frequently Asked Questions
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders online at www.proxyvote.com, rather than mailing printed copies of our proxy materials. We believe that this process expedites stockholders’ receipt of these materials, lowers the costs of our Annual Meeting and helps to conserve natural resources. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive printed copies of the proxy materials unless you request them. Instead, the notice will contain instructions on how to access and review the proxy materials online, including this proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2025, as well as the proxy card to vote online. If you would like printed copies of the proxy materials, please follow the instructions on the notice.
How can I participate in the Annual Meeting?
Our 2026 Annual Meeting will be a completely virtual meeting of stockholders via live webcast. You are entitled to participate in the Annual Meeting only if you were a loanDepot stockholder as of the close of business on April 7, 2026, or if you hold a valid proxy for the Annual Meeting. You will be able to participate in the Annual Meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LDI2026. You also will be able to vote your shares electronically at the Annual Meeting. To participate in the Annual Meeting, stockholders of record will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, stockholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the Annual Meeting.
The meeting webcast will begin at 9:00 a.m., Pacific Time, on June 4, 2026. Online access will begin at 8:45 a.m., Pacific Time, and we encourage you to access the meeting prior to the start time.
How can I submit questions prior to the meeting?
You can submit questions in advance of the Annual Meeting, and access copies of our proxy statement and annual report, by visiting www.proxyvote.com. Questions timely submitted that comply with our rules of conduct during the meeting will be answered, time permitting, however, loanDepot reserves the right to edit or reject questions it deems profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting will be included in our rules of conduct, which are available at www.virtualshareholdermeeting.com/LDI2026.
What if I need technical assistance?
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call our support team at the phone number listed on the login page located at www.virtualshareholdermeeting.com/LDI2026.

48

Frequently Asked Questions
Voting Information
What items will be voted on at the Annual Meeting?
There are three (3) proposals to be voted on at the Annual Meeting:
1.To elect the three (3) Class II director nominees named in this proxy statement.
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.To approve, on a non-binding, advisory basis, the compensation of our named executive officers.
We do not anticipate any other matters will come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, the proxy holders appointed by the Board will have discretion to vote on those matters.
How does the Board recommend stockholders vote on the three (3) proposals?
The Board recommends:
1.that you vote FOR each of the nominees in Proposal 1;
2.that you vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting form for the fiscal year ending December 31, 2026; and
3.that you vote FOR the approval, on a non-binding, advisory basis, the compensation of our named executive officers.
Who is entitled to vote and how many shares can I vote?
Each holder of common stock of loanDepot issued and outstanding as of the close of business on April 7, 2026, the record date for the Annual Meeting, is entitled to vote on all items being voted upon at the Annual Meeting. Holders of LDI Class A common stock and Class B common stock are entitled to one vote for each share held of record on all matters on which stockholders are entitled to vote generally, all voting together as a single class. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the registered stockholder, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee. On the record date, loanDepot, Inc. had approximately (i) 230,814,913 shares of Class A common stock issued and outstanding, and (ii) 106,207,433 shares of Class B common stock issued and outstanding. On February 11, 2026, pursuant to the terms of our Certificate of Incorporation, all shares of Class C common stock automatically converted on a one for one basis into shares of Class B common stock and all shares of Class D common stock automatically converted on a one for one basis into shares of Class A common stock. We no longer have any shares of Class C or Class D common stock issued and outstanding.
How can I vote my shares during the Annual Meeting?
This year’s Annual Meeting will again be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/LDI2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, or on the instructions that accompanied your

49

Frequently Asked Questions
proxy materials. Shares held in your name as the registered stockholder may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner, but not the registered stockholder, also may be voted electronically during the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting. Specifically, if your voting instruction form indicates that you may vote those shares through the www.virtualshareholdermeeting.com/LDI2026 website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, if you own your shares beneficially (i.e., in street name), you should contact your bank, broker or other nominee (preferably at least 5 days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting. Even if you plan to participate in the Annual Meeting online, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.
How can I vote my shares without participating in the Annual Meeting?
Whether you hold shares directly as the registered stockholder of record or through a broker, trustee, or other nominee as the beneficial owner, you may direct how your shares are voted without participating in the Annual Meeting. Beneficial owners should check their voting instruction form for how to vote in advance of the Annual Meeting. For registered stockholders of record, there are three ways to vote by proxy:
•By Internet—Stockholders who have received a paper copy of a proxy card by mail may submit proxies over the Internet by following the instructions on the proxy card.
•By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903.
•By Mail—Stockholders who have received a paper copy of a proxy card by mail may submit proxies by completing, signing, and dating their proxy card and mailing it in the accompanying pre-addressed envelope.
Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instructions form by mail may vote via Internet or by phone by calling the number or going to the website specified in the voting instructions form provided by their broker, trustee, or nominee. Those stockholders should check the instructions for telephone voting availability.
What is the deadline for voting my shares?
If you hold shares as the registered stockholder of record, your vote by proxy must be received before the Annual Meeting or you can vote at the Annual Meeting. If you are the beneficial owner of shares held through a broker, trustee, or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.
May I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote during the Annual Meeting.

50

Frequently Asked Questions
If you are the registered stockholder of record, you may change your vote by:
•granting a new, validly executed proxy bearing a later date (which automatically revokes the earlier proxy);
•providing a written notice of revocation to the Corporate Secretary at the address below in “–How may I obtain a copy of loanDepot’s 2025 Form 10-K and other financial information?” prior to your shares being voted; or
•voting your shares electronically during the Annual Meeting. Participation in the Annual Meeting alone will not cause your previously granted proxy to be revoked unless you specifically make that request by voting at the Annual Meeting.
For shares you hold beneficially in the name of a broker, trustee, or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee, or nominee, or by participating in the meeting and electronically voting your shares during the Annual Meeting.
Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within loanDepot or to third parties, except:
(1)as necessary to meet applicable legal requirements;
(2)to allow for the tabulation of votes and certification of the vote; and
(3)to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.
How are votes counted, and what effect do abstentions and broker non-votes (as defined below) have on the proposals?

You may vote “FOR,” “AGAINST,” or “ABSTAIN” for any of the proposals (other than election of directors for which you can vote “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT”). For the election of directors, each director must be elected by a plurality of the votes cast. This means that the three nominees receiving the largest number of “for” votes will be elected as directors. We do not have cumulative voting. Votes “withheld” will not have any impact on election of directors.

Approval of proposals 2 and 3 requires the affirmative vote of a majority of the voting power of the shares present, in person or represented by proxy, and entitled to vote on the proposal. If you elect to abstain, the abstention will be counted as votes against Proposals 2 and 3.

Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker is able to vote on at least one matter but not on all matters, it will result in a “broker non-vote” for the matters on which the broker cannot vote. Broker non-votes, if any, will not impact the vote for any of the proposals (and we expect there to be no broker non-votes in respect of Proposal 2).

51

Frequently Asked Questions
Annual Meeting Information
How many shares must be present or represented to conduct business at the Annual Meeting?
The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding shares of loanDepot common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in “How are votes counted, and what effect do abstentions and broker non-votes (as defined below) have on the proposals?” are counted for the purpose of establishing a quorum at the Annual Meeting.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holder, Anthony Hsieh, Gregory Smallwood and Greg Smith, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.
Who will serve as Inspector of Election?
The Inspector of Election will be a representative from Broadridge.
Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.
Who will bear the cost of soliciting votes for the Annual Meeting?
loanDepot is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also will reimburse brokerage houses and other custodians, nominees, and fiduciaries for forwarding proxy and solicitation materials to stockholders.
I share an address with another stockholder, how do we change the number of proxy materials we receive?
Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents were delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

52

Frequently Asked Questions
In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your Broker if your shares are held in a brokerage account or you may notify Broadridge if you hold registered shares. Registered stockholders may notify Broadridge Financial Solutions, Inc. at the above telephone number.
How may I obtain a copy of loanDepot’s 2025 Form 10-K and other financial information?
Stockholders can access the proxy statement and 2025 Annual Report on Form 10-K, on loanDepot’s Investor Relations website at: https://investors.loandepot.com/financials/Annual-Report-and-Proxy. We will promptly send a copy of these documents to you without charge upon request by mail to Corporate Secretary, loanDepot, 6561 Irvine Center Dr., Irvine, CA 92618, or by calling (949) 822-4074.
Stockholder Proposals, Director Nominations and Related Bylaw Provisions
What is the deadline to propose actions (other than director nominations) for consideration at next year’s annual meeting of stockholders?
You may submit proposals (other than director nominations) for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the Annual Meeting next year under Rule 14a-8 under the Exchange Act, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the close of business on December 24, 2026. Such proposals also must comply with Rule 14a-8 requirements and regulations. Proposals should be addressed to: Corporate Secretary, loanDepot, 6561 Irvine Center Drive, Irvine, California, 92618.
For a stockholder proposal that is not intended to be included in our proxy statement for next year’s annual meeting under Rule 14a-8, the stockholder must provide the information required by our Bylaws and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary:
•not earlier than the close of business on February 4, 2027; and
•not later than the close of business on March 6, 2027.
If the date of the stockholder meeting is moved more than 30 days before or 70 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:
•90 days prior to the meeting; and
•10 days after public announcement of the meeting date.
Deadlines for the nomination of director candidates are discussed in “– How may I nominate individuals to serve as directors and what are the deadlines for director nominations?” below.
For these purposes, “close of business” means 5:00 p.m. local time at the Company’s principal executive offices, and if an applicable deadline falls on the “close of business” on a day that is not a business day, then the applicable deadline shall be deemed to be the close of business on the

53

Frequently Asked Questions
immediately preceding business day. “Business day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.
How may I nominate individuals to serve as directors and what are the deadlines for director nominations?
Our Bylaws permit stockholders to nominate directors for consideration at an annual meeting. To nominate a director for consideration at an annual meeting, a nominating stockholder must provide the information required by our Bylaws (including information required under Rule 14a-19 under the Exchange Act) and give timely notice of the nomination to the Corporate Secretary in accordance with our Bylaws, and each nominee must meet the qualifications required by our Bylaws. To nominate a director for consideration at next year’s annual meeting, in general the notice must be received by the Corporate Secretary between the close of business (as specified above) on February 4, 2027 and the close of business on March 6, 2027, unless the annual meeting is moved by more than 30 days before or 70 days after the anniversary of the prior year’s annual meeting, in which case the deadline will be as described in “– What is the deadline to propose actions (other than director nominations) for consideration at next year’s annual meeting of stockholders?” above.

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LOANDEPOT, INC. 6561 IRVINE CENTER DRIVE IRVINE, CA 92618
VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LDI2026
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 to be received by June 3, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V69839-P25715     KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY
LOANDEPOT, INC. The Board of Directors recommends you vote FOR ALL of the following:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.Election of Class II Directors	☐	☐	☐

Nominees:
01) Andrew Dodson
02) Steven Ozonian
03) Pamela Patenaude

The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain

2.To ratify the appointment of Ernst & Young LLP as loanDepot’s independent registered public accounting firm for the fiscal year ending December 31, 2026.					☐	☐	☐
3.To approve, on a non-binding, advisory basis, the compensation of loanDepot’s named executive officers.					☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made but the proxy is properly executed, this proxy will be voted FOR the nominees named in item 1, and FOR items 2 and 3. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V69839-P25715

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS June 4, 2026

The stockholder(s) hereby appoint(s) Anthony Hsieh, Gregory Smallwood and Greg Smith, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of loanDepot, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific Time on June 4, 2026, virtually by live webcast at www.virtualshareholdermeeting.com/LDI2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE AND THE PROXY IS PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, AS SET FORTH ON THE REVERSE SIDE OF THIS BALLOT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, ON ANY MATTER WHICH THE BOARD OF DIRECTORS DID NOT KNOW WOULD BE PRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS BY A REASONABLE TIME BEFORE THE PROXY SOLICITATION WAS MADE OR FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE